Exhibit 10.1.6

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE

CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR

CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

In Flight Connectivity Services Agreement

between

American Airlines, Inc.

and

Gogo LLC

This In-Flight Connectivity Services Agreement is made effective as of the date of execution set forth on the signature page below (the “Effective Date”), between American Airlines, Inc., a Delaware corporation with its principal place of business at 4333 Amon Carter Blvd., Fort Worth, Texas 76155 (“American” or “AA”), and Gogo LLC, a Delaware limited liability company with offices located at 1250 N. Arlington Heights Road, Suite 500, Itasca IL 60143 (“Gogo” or “Supplier”). This Agreement, including the Exhibits hereto, is referred to hereinafter as the “Agreement.”

WHEREAS, American has requested that Gogo install its equipment and provide connectivity services to passengers on certain Airbus A320 and Boeing 737 aircraft operated by American;

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and promises herein set forth, the parties hereby agree as follows:

1.	DEFINITIONS

1.1.	In addition to those terms defined in the body of this Agreement or the Exhibits hereto, the definitions below shall apply to the following terms:

1.2.	“A320 Fleet” means the current generation Airbus A320 family of A/C which as of the Effective Date are expected to be delivered between [***].

1.3.	“A320 Options” means the current generation A320 family A/C, expected to be delivered between [***], of which American accepts delivery after the Initial A320 Fleet. For avoidance of doubt, A320 Options does not include the [***].

1.4.	“Access Date” means the date on which AA makes the A319 Prototype A/C available for installation of the Equipment.

1.5.	“Additional A/C” means any A320 Options, any Boeing 737 New Delivery Options and any other A320 family A/C and Boeing 737 family A/C that American elects to add to this Agreement pursuant to Section 2.4.

1.6.	“A/C” means an aircraft.

1.7.	“Air to Ground” means technology that uses an air to ground link to communicate between a ground network of cell towers and an in-cabin Wi-Fi network.

1.8.	“American Technology” means American’s proprietary business and technical information concerning American’s business and operations, including without limitation American’s A/C, and any derivatives thereof.

1.9.	“Ancillary Services” means [***] Services and Content Services (in each case if American elects to procure it from Gogo) and any other passenger-facing services other than Connectivity Services that are provided through the System.

1.10.	“Baseline Period” shall be derived, with respect to any period during which a Sponsorship is to be conducted on any Retrofit A/C, by taking the eight most recent weeks in which Sponsorships did not occur and disregarding the weeks that generated the highest and lowest Connectivity Revenue on such Retrofit A/C.

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1.11.	“Base Retail Price” means as to any flight (flight being defined as one takeoff and one landing) and any passenger Wi-Fi-enabled device, the full price charged by Gogo for use of Connectivity Services on such device on such flight, not taking into account any discounts, promotions, sponsorships or other promotional activities.

1.12.	“Baseline Revenue” means, with respect to a Sponsorship on any Retrofit A/C, the average weekly Connectivity Revenue generated on such Retrofit A/C during the Baseline Period multiplied by the number of weeks in the Sponsorship.

1.13.	“Boeing 737 New Delivery Options” means the Boeing 737 family A/C with new interiors, which are expected as of the Effective Date to be delivered between [***], of which American accepts delivery after the Initial Boeing 737 New Deliveries. For the avoidance of doubt, Boeing 737 New Delivery Options do not include [***].

1.14.	“Certifications” means such certifications and approvals as are required by the applicable government bodies to fly the Retrofit A/C to provide the Connectivity Services in the Territory.

1.15.	“Connectivity Revenue” [***].

1.16.	“Connectivity Services” means Gogo’s in-flight wireless Internet connectivity services for passengers’ laptop computers, tablets, smartphones and other personal electronic devices (“PEDs”) with Wi-Fi capability, including but not limited to email, instant messaging, text messaging, access to virtual private networks and internet browsing.

1.17.	“Content Services” means Gogo’s wireless distribution of video content to passengers on Retrofit A/C as described in Exhibit L.

1.18.	“Cumulative Average Number of A/C in Service” means, on any Measurement Date, the number obtained by dividing (i) the sum of the number of Retrofit A/C in operation on such Measurement Date and each Measurement Date that preceded it by (ii) the number of Measurement Dates that have occurred.

1.19.	“Deinstallation” means removal from the A/C of all equipment listed on Exhibit B except the installation kit.

1.20.	“Engineering Services” shall mean any engineering design, drawing or certification-related activity provided by Gogo or Gogo’s subcontractors, including without limitation the services listed in Exhibit F under the heading “engineering services.”

1.21.	“Equipment” means the line replaceable units and other equipment, including Software and consumable and expendable parts, set forth in Exhibit B for each Technology Type (as such Exhibit may be amended or supplemented from time to time for Technology Types other than ATG/ATG4 and Ku (and accompanying Manuals) that Gogo installs, or provides for American to install, on the American A/C for the provision of the Connectivity Service, but does not include Services.

1.22.	“Excess Revenue” means, [***].

American Airlines Inc. and Gogo LLC

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1.23.	“Existing Agreement” means the Second Amended and Restated In-Flight Connectivity Services Agreement between the Parties with an effective date of April 11, 2011.

1.24.	“FAA” means the Federal Aviation Administration.

1.25.	“First Installation” means each Initial Installation and each Upgrade that occurs when satellite-based Equipment is first installed on an Original A/C.

1.26.	“Gogo Connectivity System” or “System” shall mean the software, equipment, other hardware and services that are integrated to provide revenue generating Connectivity Services and Ancillary Services on the Retrofit A/C per the requirements set forth in this Agreement. The Gogo Connectivity System includes but is not limited to the Equipment, Software and Engineering Services defied herein.

1.27.	“Gogo Technology” means Gogo’s proprietary business and technical information concerning Gogo’s business and operations, including without limitation the Equipment, Software, system interfaces and Connectivity Services, and the process used in the manufacture of Equipment, and any derivatives thereof.

1.28.	“Hybrid Services” means Services provided on a Retrofit A/C on which both satellite and Air to Ground Equipment are installed.

1.29.	“Initial A320 Fleet” means the first 130 Airbus current generation A320 family A/C, expected to be delivered between [***], of which American accepts delivery or, if American accepts delivery of fewer than 130 such A/C, all such A/C for which American accepts delivery. For the avoidance of doubt Initial A320 Fleet does not include the [***].

1.30.	“Initial Boeing 737 New Deliveries” means the first 86 Boeing 737 family A/C with new interiors, expected to be delivered between [***], of which American accepts delivery or, if American accepts delivery of fewer than 86 such A/C, all such A/C for which American accepts delivery. For the avoidance of doubt, Initial Boeing 737 New Deliveries do not include [***].

1.31.	“Initial Installation” means an installation of Equipment and Software on a Retrofit A/C that is not an Upgrade.

1.32.	“Installation Site” shall mean the American-specified location(s) at which the Initial A320 Fleet, the Initial Boeing 737 New Deliveries and any Additional A/C will be retrofitted with the Equipment. Exhibits A-1 and A-2 will list the Tail Number, Installation Site, Delivery Date, Delivery Location, Retrofit Start and Retrofit End date for each A/C in the Initial A320 Fleet and Initial Boeing 737 New Deliveries, respectively, and will be completed as such information becomes available and revised for any changes without formal amendment being required. If any Additional A/C are added to this Agreement, Exhibits A-3 et seq. to this Agreement (as agreed to by the parties without formal amendment being required) will list Tail Number, Installation Site, Delivery Date, Delivery Location, Retrofit Start and Retrofit End date for each Additional A/C.

American Airlines Inc. and Gogo LLC

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1.33.	[***].

1.34.	“Load Factor” means the number of seats occupied by paying passengers on a Retrofit A/C during a particular flight divided by the total number of available passenger seats on the Retrofit A/C, to be reported to Gogo by flight number, city-pair segments and date.

1.35.	“Measurement Date” means December 31 of each calendar year beginning in 2014.

1.36.	“Non-revenue Passenger” shall mean any boarded passenger who has not paid AA for a revenue generating ticket, including without limitation crew and other AA employees.

1.37.	“Original A/C” means an A/C on which ATG equipment was installed pursuant to the Existing Agreement.

1.38.	“Other Portal Revenue” means [***].

1.39.	“Portal” means the combination of the web pages and graphical user interface that functions as a point of access for Users.

1.40.	“Portal Revenue” means [***].

1.41.	“Portal Usage” means a User’s use of the Portal prior to clicking on the link to login to a Gogo account.

1.42.	“Program Support” shall mean the design, integration, installation, certification, and on-going support associated with the launch and provision of the Connectivity Service and Ancillary Services on the Retrofit Aircraft.

1.43.	“Promotional User” shall mean any boarded passenger who has permitted access to Connectivity Services without paying for it, including without limitation AA and Gogo employees testing and auditing the service and passengers to whom AA or Gogo provides promotional coupons.

1.44.	“Prototype A/C” shall mean, with respect to any A/C type as to which an STC is required, the first American A/C in such A/C type on which the Equipment is installed, which A/C will be the prototype A/C used by Gogo to obtain STC for the Gogo Connectivity System for such A/C.

1.45.	“Prototype Target Date” means [***].

1.46.	“Removal” means [***].

1.47.	“Retrofit A/C” shall mean an A/C on which the Equipment has been installed under this Agreement, whether retrofit or line fit, including any Original Upgraded A/C; provided that the term shall not include any A/C as to which this Agreement has terminated pursuant to Section 13.1 following such A/C’s Removal.

1.48.	“Revenue Launch” means, [***].

American Airlines Inc. and Gogo LLC

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1.49.	“Satellite Services” means Services provided on a Retrofit A/C on which only satellite Equipment is installed.

1.50.	“Services” means the Connectivity Services, the Ancillary Services and any other services to be provided by Gogo pursuant to this Agreement, including without limitation, services pertaining to maintenance, support, engineering, installation and Deinstallation of the Equipment, and training in connection therewith.

1.51.	“Shipset” shall mean all Equipment and Software required to implement and activate the Gogo Connectivity System on American’s A/C, as listed in Exhibit B.

1.52.	“Software” means any operating or application software contained within the Equipment that is provided to American by Gogo, as listed in Exhibit B, including without limitation the Portal.

1.53.	“Sponsorship” means an arrangement in which a third party pays a negotiated amount to Gogo or American, and Gogo, in consideration of such payment, offers free or discounted Connectivity Services to passengers on one or more Retrofit A/C and advertises such service as being sponsored by the third party.

1.54.	“Sponsorship Revenue” means [***].

1.55.	“STC” means a Supplemental Type Certificate issued by the FAA.

1.56.	[***].

1.57.	“Take Rate,” for any applicable measurement period, shall mean the [***].

1.58.	“Technology Type” means one of the following types of Equipment, in each case as further defined and set forth in Exhibit H: [***].

1.59.	“Territory” means (i) with respect to ATG/ATG4 only, the continental United States and any other region in which Gogo’s air-to-ground network becomes commercially available and (ii) with respect to Satellite Services and Hybrid Services, the territory described in clause (i) as well as the coverage area on Exhibit Q.

1.60.	“Third Party IFE Services” means in-flight entertainment services provided by third parties.

1.61.	“Trigger Date” means [***].

1.62.	“Upgrade” means the upgrade of a Retrofit A/C from one Technology Type to another pursuant to Section 4.2.2.

1.63.	“Upgraded Original A/C” means an A/C on which ATG Equipment was installed under the Existing Agreement and which AA has elected to upgrade pursuant to Section 2.5.

1.64.	“User” means an individual boarded passenger who uses an electronic device to access the Connectivity Service or an Ancillary Service on a Retrofit A/C.

American Airlines Inc. and Gogo LLC

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1.65.	“User Connectivity Session” means a User’s paid use of the Connectivity Services including segment passes, day passes, subscription usage and multi-use packs after logging into a Gogo account.

2.	OVERVIEW OF RELATIONSHIP

2.1.	Scope. This Agreement is for the manufacture, delivery and support of the Equipment and Software and Gogo’s provision of the Connectivity Services and Ancillary Services to Users on board Retrofit A/C. The Equipment provided pursuant to this Agreement may be used by American in connection with the Initial A320 Fleet, the Initial Boeing 737 New Deliveries and any Additional A/C. For purposes of clarification, with respect to the Initial Boeing 737 New Deliveries and the Boeing 737 New Delivery Options, AA may elect to include those A/C within the scope of this Agreement or the Existing Agreement, but not both. American commits to install or cause Gogo Equipment to be installed on each A/C in the Initial A320 Fleet and the Initial Boeing 737 New Deliveries. American shall not install any third party passenger connectivity service on any Retrofit A/C. Unless otherwise agreed by the parties and set forth in an amendment to this Agreement in accordance with Section 20.9, this Agreement does not extend to (i) any A/C other than the Initial A320 Fleet, the Initial Boeing 737 New Deliveries and any Additional A/C, (ii) without prejudice to American’s termination rights as set forth under Section 13.5, any technology type other than those detailed in Exhibit H or (iii) the provision of Connectivity Services or Ancillary Services on flights operated outside of the applicable Territory. [***].

2.2.	Exhibits. This Agreement includes the following Exhibits, which are incorporated by reference herein:

Exhibit A—Initial A320 Fleet, Initial Boeing 737 New Deliveries and Additional A/C

Exhibit B —Equipment and Lead Times

Exhibit C —Specifications

Exhibit D —Change Request Form

Exhibit E —Packing List

Exhibit F —Installation Schedule, Training and Support for Revenue Launch

Exhibit G —Maintenance Services

Exhibit H —System Definition Documents (SDD

H-1 – Ku +ATG/ATG4

H-2 – ATG4

H-3 – Ku

[***]

American Airlines Inc. and Gogo LLC

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Exhibit I – Portal

Exhibit J – Service Level Agreement (SLA)

Exhibit K – Portal

K-1 – Portal Document

K-2 – Portal Statement of Work

Exhibit L – Wireless Distribution of Content

Exhibit M – Example of Revenue Share Calculation for Multi-Airline Products

Exhibit N – Services and Pricing for American Operational Use

Exhibit O – IFE Integration

O-1 – [Reserved]

O-2 – AA Phase II IFE/Connectivity Requirements

O-3 – AA Phase III IFE/Connectivity Requirements

Exhibit P – [Reserved]

Exhibit Q – Scope of Satellite Coverage

Exhibit R – [***]

Exhibit S – Content Filtering Services

Exhibit T – List of Countries and Associated Ku Approvals

Exhibit U – Compliance Matrix

Schedule 1 – Schedule of Third Party Infringement Allegations

2.3.	Revenue Launch. [***]

2.4.	Additional A/C. Following the Effective Date, at American’s sole option exercisable by providing Gogo sufficient notice in light of lead times and any certification requirements American may elect to make Additional A/C available for installation of Equipment and provision of Services, with the A/C delivery schedule and agreed-upon installation details set forth in sub-exhibits to Exhibit A (e.g., A-2, A-3).

2.5.

Upgrades of Original A/C. Following the Effective Date, at American’s sole option exercisable by providing Gogo sufficient notice in light of lead times and any certification requirements, American may elect to make Original A/C available for the upgrade of previously installed ATG Equipment to Ku or such other Technology Type (subject to commercial availability of such Technology Type as described in Section 2.1)

American Airlines Inc. and Gogo LLC

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as American elects. [***].

3.	EQUIPMENT, DOCUMENTATION AND SOFTWARE

3.1.	Equipment and Software. The Equipment, Software and accompanying manuals (including, where applicable, part numbers and quantities per Shipset), are set forth in Exhibit B. After the Effective Date, Equipment and Software may be added or deleted by mutual written agreement of the parties and amendment of Exhibit B. However, if and at such time as AA approves, Gogo may remotely upgrade the Software in accordance with its standard upgrade process, subject to Section 4.2.1 for any changes that would require changes to the applicable Specifications.

3.2.	Specifications.

3.2.1.	Service Level Agreement. Gogo will operate the Connectivity Services to meet the service levels and functionalities detailed in Exhibit J—Service Level Agreement.

3.2.2.	Performance of Connectivity Services. The performance of the Gogo Connectivity System will be evaluated against the terms outlined in Exhibit J—Service Level Agreement.

3.2.3.	System Definition Documentation. A description of the Gogo Connectivity System is in the System Definition Documentation in Exhibit H (the “SDD”). This is a description of the functionalities of the Connectivity Services as installed on the Retrofit A/C, as well as the Equipment within the System. Any changes to the SDD will require mutual agreement of the parties.

3.2.4.	American Operational Use. The System may be used by American for operational applications. The parties’ agreement regarding such applications is set forth in Exhibit N.

3.2.5.	Specifications. The Equipment and Software will be built and maintained to meet the specifications and technical requirements set forth in Exhibit C, as may be revised from time to time by mutual agreement or as required to obtain Certification or to provide the Services in accordance with the terms of this Agreement (the “Specifications”). The Equipment shall function as an integral component of the System in accordance with the Specifications.

3.2.6.	Power and Weight. The power and weight for each component of the Equipment for ATG/ATG4 and Ku are included in the Specifications set forth in Exhibit C, which will be amended to include the specifications of any other Technology Type that American elects to purchase hereunder. Gogo commits that the power and weight of the Equipment in its original design shall remain within + 10% of the applicable system power and weights listed in Exhibit C. [***].

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3.2.7.	Changes. Any changes or deviations from the Specifications attached as Exhibit C, including without limitation changes or deviations that impact delivery, price, weight, power, dimensions, cooling requirement or reliability or otherwise impact form, fit and function, must be approved by both parties (if applicable in accordance with the provisions of Section 4.1 or 4.2.1 of this Agreement).

In addition, changes related to the design of the hardware that goes on the A/C including those affecting the cost, weight, certification or schedule must be submitted by Gogo to American in writing in the form of a Master Change Proposal (MCP) as specified in Exhibit D. Such form will apply in the pre-design freeze, post-design freeze and post-delivery/installation stages of the Program; provided, however, that the parties agree and acknowledge that an MCP shall not be required in the pre-design freeze stage for any changes that do not affect scope, schedule, cost or certification.

For any AA-requested change, AA must direct Gogo, by written notice to the Program Manager, to initiate an MCP. The MCP must be completed in its entirety and submitted to the appropriate Commodity Manager, American Procurement & Supply Chain for review. The appropriate authority levels within American Procurement & Supply Chain, Engineering, Marketing and Production must approve the MCP in writing prior to the incorporation of any such changes. If such changes are incorporated without such approval, American may reject and/or require modification of the Equipment, and in any event Supplier shall be liable for any resulting cost, weight, delivery, reliability, performance and schedule impacts and all costs associated therewith, including Product design, production, weight impact recurring and non-recurring costs, and ongoing maintenance costs, including, but not limited to, spare parts costs. For the avoidance of doubt, if Supplier incorporates a change in anticipation of the MCP approval, Supplier does so at its own risk; provided, however, that American will not accept or execute an MCP that is not signed by a Gogo officer at the level of Vice President or higher. Any delay in schedule resulting from an MCP that has been submitted and approved in accordance with this Section shall be an Excusable Delay.

3.3.	Connectivity Service Documentation and Software. Except as otherwise provided herein, Gogo shall provide, at no cost to American, any and all documents, manuals, guides, drawings, specifications and other information (the “Documentation”) that American reasonably requires to install, operate, use, test and maintain the Equipment. Such Documentation shall include, but is not limited to:

3.3.1.	Component Maintenance Manuals. Gogo shall provide American with one non-editable electronic copy and one paper copy of a Component maintenance manual (the “CMM”) for each repairable LRU delivered to American. Level Three information (sub-sub component) shall be provided in the CMMs for LRUs that are determined by the Gogo to be repairable at this level. Non-repairable LRU sub-components shall be documented to Level Two. Gogo shall use the ATA-100 Specification as a guide in the preparation of the CMM.

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3.3.2.	Aircraft Maintenance Manual and Aircraft Illustrated Parts Catalog. Gogo shall provide American with one editable electronic copy in the original source format and one paper copy of the following manuals for each different system type delivered to American: the aircraft maintenance manual (the “AMM”), a wiring diagram manual and the aircraft illustrated parts catalog (the “AIPC”). Gogo shall use the ATA-100 Specification as a guide in the preparation of the AMM and the AIPC. Gogo shall also provide American with one electronic copy in the original source format and one paper copy of any Non-Destructive Test inspection requirements for aircraft structural repairs or modifications.

3.3.3.	Service Bulletins. For so long as American has any Retrofit A/C remaining in service, Gogo shall provide service bulletins to American in accordance with ATA Specification 100. If the changes discussed in a service bulletin affect the CMM, revised pages for the CMM will be supplied by Gogo to American.

3.3.4.	Copies of Manuals and Bulletins. American reserves the right to modify, alter or reproduce any manuals, bulletins or similar items provided by Gogo to American without Gogo’s prior written consent. American will provide Gogo with prompt notice and a copy of any substantive edits to any such manuals, bulletins and similar items.

3.3.5.	Third Party Suppliers. As soon as practical following the execution of this Agreement, Gogo shall request all necessary technical documentation from the manufacturer and/or designer of components of the Retrofit A/C with which the Equipment and Software will interface (which for clarification purposes does not include the airframe manufacturers unless they provide components apart from the airframe), including but not limited to, aircraft wiring data. In the event that Gogo is not successful in obtaining such documentation from any American Supplier and such event may adversely impact the Program schedule, Gogo shall promptly notify American and American shall use commercially reasonable efforts to obtain such documentation and provide it to Gogo. Subject to Gogo’s compliance with the provisions of the preceding sentences, a delay to the Program schedule to the extent directly caused by the failure to obtain the documentation from an American Supplier shall be considered an Excusable Delay. As used herein, “American Supplier” means a direct supplier to American other than Gogo and its direct suppliers.

3.3.6.	Delivery and Format of Documentation. The Documents shall be provided upon request by American and in the reasonable format and manner required by American. Those Documents deemed necessary by American as of the time of execution of this Agreement will be provided at ITCM and PDR. Unless otherwise required by American and stated at ITCM or PDR, all other Documents will be provided to American by no later than seventy five (75) days prior to the delivery of the first Shipset.

3.3.7.	Right to Use. American shall have the royalty-free right to use the Software as embedded in the Equipment and use and duplicate the Documentation, solely as necessary to install, test, use and maintain the Equipment on the Retrofit A/C. American shall not modify, alter or reproduce the Software, Documentation, Service Bulletins or similar items provided by Gogo to American, nor remove, alter, cover or obfuscate any copyright notices or other proprietary rights notices included therein, nor reverse engineer, decompile or disassemble the Software, without Gogo’s prior written consent.

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3.3.8.	Distribution List. American Aircraft Engineering will be on Gogo’s distribution list for all Documentation.

3.3.9.	On/Off Instructions. Gogo will provide at no cost to American system ON/OFF instructions. These instructions will be provided so that American can fly the Retrofit A/C with functioning equipment but without offering the Service at any time should American’s flight crew so deem necessary.

3.4.	[***].

3.5.	Facilities. Gogo will not move the final assembly of Equipment provided to American from its current production facility/ies without American’s written consent, which shall not be unreasonably withheld; provided, however, that this requirement shall not apply to engineering and production which normally occurs at third party facilities. Upon reasonable prior notice, Gogo agrees to give American or its designated representative direct access to the manufacturing, engineering and purchasing areas of any manufacturing facility working on this program including its sub-suppliers. It is also agreed that upon reasonable prior notice, Gogo will provide American’s On Site Representative (OSR) office space, internet connectivity and telephone access located at the primary manufacturing location. When requested, Gogo agrees to provide American or its OSR current information relating to the program within a reasonable period of time but no later than 48 hours after the request if practicable. Such visits and monitoring by American shall not unreasonably interfere with the work being performed.

3.6.	FAA Certification. [***]

4.	DESIGN CHANGES

4.1.

Mandatory Changes. In the event Gogo must change the Specifications to help correct a safety or reliability problem, or to ensure conformance with any applicable law or regulation (“Mandatory Change”), Gogo will immediately submit a Design Change Form to American identifying the consequences of implementing such Mandatory Change, including (i) proposed changes to the Equipment and/or Software; (ii) the amount of time required to implement such changes; and (iii) changes in the lead time associated with the manufacture of Equipment. Upon receipt of American’s approval of the proposal, which shall not be unreasonably withheld, and completion of any testing required, Gogo will promptly make the changes and complete all other requisite work as appropriate and in all Equipment not yet shipped to American. Following approval by American of the Mandatory Change and all pre-production testing required, the applicable Specifications shall be construed as incorporating the Mandatory Change. Gogo shall be responsible for

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all costs, including reasonable costs incurred by American, of implementation of any Service Bulletin that is classified by Gogo as a “Mandatory Change” described in this Section 4.1 or that is issued by Gogo to correct design or manufacturing defects or deficiencies described in Section 4.2.3.

4.2.	Improvements.

4.2.1.	Elective Improvements. Subject to the provisions of Section 11.6 below, if [***] Gogo offers to any general commercial airline connectivity services (whether or not supported by one or more of the Technology Types within the scope of this Agreement) that American reasonably believes to have any material service or materially enhanced functionality or reliability as compared to the Connectivity Services then available on American [***]and American requests such service, functionality or reliability on some or all Retrofit A/C, [***], within a reasonable period of time Gogo will upgrade or replace the Equipment on such Retrofit A/C such that the System provided on such Retrofit A/C hereunder includes such service, functionality or reliability and/or costs. In addition, from time to time during the Term, Gogo may wish to upgrade or improve the System on some or all Retrofit A/C, at no charge to American, to enhance the System’s functionality and/or the Users’ experience and/or lower Gogo’s costs. In such event, Gogo will provide written notice to American that identifies the proposed upgrade and the amount of time and process required for implementation of same. Upon receipt of American’s approval of the upgrade, which shall not be unreasonably withheld but if applicable will include agreement on the sharing of the cost reductions, and any required testing, Gogo will proceed to implement the upgrade, and the applicable Specifications and other provisions of this Agreement will be revised as needed. For purposes of clarification, the parties acknowledge and agree that this Section also applies to Ancillary Services..

4.2.2.	Upgrades from One Technology Type to Another. American may elect to upgrade Original A/C from ATG to Ku+ATG/ATG4 or another Technology Type as contemplated by Section 2.5. In addition, following the Effective Date, at American’s sole option exercisable by providing Gogo sufficient notice in light of lead times and any certification requirements, American may elect to upgrade any Retrofit A/C from one Technology Type to another (subject to commercial availability of such Technology Type as described in Section 2.1). The A/C delivery schedule and agreed-upon installation details for such Upgrades will be set forth in sub-exhibits to Exhibit A.

4.2.3.	Defects. At no charge to American, Gogo shall make all changes to the Equipment and Software necessary to correct manufacturing defects or design deficiencies (i.e., where such Equipment or Software does not meet the Specifications) for the term of the Agreement from the date of initial Equipment installation on each Retrofit A/C. Gogo shall provide American with the applicable modification kits and modification instructions (in the Service Bulletin). Gogo will design the modification so that the labor time for installation shall be minimized. During the term of the Agreement, there shall be no unreasonable time limitations on American’s right to return Equipment or Software to Gogo for the implementation of any Service Bulletin.

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4.3.	Parts Obsolescence.

4.3.1.	Every six (6) months during the Term, Gogo shall provide American with a list of the Components that Gogo is, or with the exercise of reasonable diligence, would be aware will become obsolete within the next twenty-four (24) months, as well as proposed replacement parts and replacement part qualification test dates. As used in this section 4.3.1, “Component” means Equipment other than consumable and expendable parts. Within ninety (90) days after providing notice that a Component will become obsolete, Gogo will advise American on the quantities of such Component Gogo believes is necessary and required to maintain and service American’s Retrofit A/C for the remainder of the Term. It is Gogo’s responsibility to ensure that all such Components be available at all times during the Term. In the event Components become obsolete during the Term, and if the repair of the Equipment requires replacement of an obsolete Component, Gogo agrees to provide American with either:

4.3.1.1.	[***]

4.3.1.2.	[***].

5.	PURCHASE OF EQUIPMENT

5.1.	Equipment pricing.

5.1.1.	Equipment Pricing for Initial Installation. [***].

5.1.2.	Equipment Pricing for Upgraded Original A/C. [***].

5.1.3.	Equipment Pricing for Other Upgrades. If at any time American elects to Upgrade one or more Retrofit A/C to a different Technology Type, [***].

5.2.	Purchase Orders.

5.2.1.	Placement of Orders. American will place purchase orders for the Shipsets of Equipment purchased from Gogo pursuant to this Agreement in accordance with the applicable Lead Times set forth in Exhibit B. In the event such purchase orders contain additional or different terms and conditions than those set forth herein, the parties agree that the terms and conditions of this Agreement shall control and prevail. All purchase orders shall reference this Agreement. Purchase Orders and any correspondence with respect thereto should be sent by American to the following address:

Gogo LLC

Attn: Janet Grala

1250 N. Arlington Heights Road, Suite 500

Itasca IL 60143

Each Purchase Order shall specify [***]. If there is any information missing from the Purchase Order at the time of issuance, it is Gogo’s responsibility to bring this to the attention of American.

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5.2.2.	Order Acceptance. Within [***] business days after Gogo’s receipt of a Purchase Order at the address shown in Section 5.2.1, Gogo will acknowledge receipt, and either (a) accept it by (i) signing the Purchase Order in the space provided thereon and returning it to American via return mail or confirmed facsimile, or (ii) (in the case of e-mail transmissions) by sending an electronic acknowledgement of acceptance, or (b) reject the Purchase Order in writing via the same methods permitted for acceptance and provide an explanation for why said Purchase Order has been rejected. Should written acceptance or rejection not be received by American for any Purchase Order within the time period provided above, Gogo will be deemed to have accepted such Purchase Order and the quantities, Designated Destination and delivery dates set forth therein.

5.2.3.	Purchase Order Changes. [***].

5.3.	Deinstallation. [***].

6.	PACKING, SHIPPING AND DELIVERY

6.1.	[***].

6.2.	Gogo shall affix to each Product some marking that complies with FAA/American Aircraft Engineering part-marking requirements and is otherwise acceptable to American. With each shipment, Gogo will include a packing list and appropriate certification paperwork indicating the Products contained in such shipment by serial number (if applicable) and listing the date of shipment. Kits shall include component part numbers. Products that are not serial number tracked shall be designated, on the packing list, by description and quantity. An example of the packing list is included as Exhibit E. Unless special packaging is required, Gogo shall package all Products for shipment in compliance with ATA Specification 300, Revision 17, Category III.

6.3.	If Gogo has an allocation shortage, at a minimum, Gogo will secure monthly (LRU) deliveries for American to be no less than the amount proportional to the American A/C percentage of the total number of A/Cs committed to have Gogo installed. Such proportion will be calculated based on Purchase Orders in process at Gogo at the time any such shortage occurs.

6.4.	Exhibit A will set forth the mutually agreed-upon delivery requirements and installation schedule for the Retrofit A/C.

6.5.	Upon receipt of the Shipsets at the FOB Destination, it is American’s option to inspect the Shipsets to ensure receipt of all Components in working condition. American shall notify Gogo of any discrepancies therein within thirty (30) days following receipt thereof and any Shipset as to which Gogo does not receive timely notice of discrepancy will be deemed accepted. Gogo will ship any defective or missing Components to AA within 72 hours following receipt of such notice.

6.6.	[***].

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7.	MUTUAL AGREEMENTS REGARDING MARKETING AND THE PORTAL

7.1.	Marketing. AA and Gogo agree to work together, throughout the term of the Agreement, to develop and distribute marketing material to promote the Service. Without limiting the foregoing, the parties agree that unless and until otherwise determined by mutual agreement, American will use commercially reasonable efforts to ensure that customer and employee awareness of the Gogo Service remains high. Gogo may conduct independent marketing with respect to the Service as Gogo elects in its sole discretion.

7.2.	Portal.

7.2.1.	Look and Feel Changes. [***].

7.2.2.	American Election to Control Portal.

7.2.3.	Agreements regarding Portal.

7.2.3.1.	Gogo Control. At any time when Gogo controls the Portal, the provisions of Exhibit I will be in effect. Notwithstanding anything to the contrary contained in Exhibit I, the parties agree [***]. In agreeing to the matters set forth in the preceding sentence, neither party is relinquishing any right under Exhibit I.

7.2.3.2.	[***].

8.	GOGO SERVICES

8.1.	Equipment-Related Services.

8.1.1.	Installation/Training.

8.1.1.1.	American or American’s Third Party Supplier will perform the installation of the Equipment and Software on the Retrofit A/C unless American provides Gogo with at least 90 days’ advance notice that Gogo is to perform some or all of the installations and identifies the installation site(s), which shall be at mutually agreed-upon location(s) that, if American desires, shall be American A/C acceptance check location(s). In any event, and in addition to Gogo’s other obligations hereunder, Gogo agrees to provide reasonable installation, design and/or certification support to American and/or any Third Party Supplier retained by American in connection therewith. [***]. Such support shall be as defined at ITCM and PDR.

8.1.1.2.	All parts and materials required to install the Equipment and Software on the Retrofit A/C are intended to be listed in Exhibit B. Any additional parts or materials required to install the Equipment and Software will be provided by Gogo [***].

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8.1.1.3.	Gogo will provide installation kits that are kilted per American’s instructions. [***], kits may be vacuum packed and labeled according to the American ECO work package.

8.1.1.4.	Gogo will provide to American and/or American-designated third parties all special tooling required or otherwise reasonably requested by American to perform the installation or test of any of the Equipment and/or Software. The special tooling [***] shall be provided with operating and maintenance instructions. The special tooling will be delivered to the location(s) specified by American. As of Effective Date, Gogo represents that no special tooling is required.

8.1.1.5.	Gogo shall provide reasonable training material and support in the manner and fashion required by American and/or American designated third parties for the operation of Gogo’s Equipment and Software. Gogo’s role within the training development process, unless otherwise required by American, will be subordinate to the direction of American and/or American designated third parties. [***].

8.1.2.	Other: Gogo shall advise American’s Program Manager of any and all Equipment and/or Software that interfaces with and could have a potential impact on other Retrofit A/C Systems at least (60) days before the first Retrofit A/C installation.

8.1.3.	Installation Fees.

8.1.3.1.	First Installations. The provisions of this Section 8.1.3.3 apply to any First Installation hereunder. [***].

8.1.3.2.	Other Upgrades. [***].

8.1.3.3.	Liquidated Damages.

8.1.3.3.1.	[***].

8.1.3.3.2.	[***].

8.1.4.

Maintenance, Training and Support. Gogo will maintain the Equipment during the Warranty Period, and will establish and follow a maintenance program sufficient to enable it to provide the level of service and support required under the applicable Service Levels. Gogo shall maintain an FAA repair station certification and shall obtain American’s quality assurance approval for all repair stations utilized for repair of the Equipment. Support activities will be performed by licensed/qualified A/C mechanics under an FAA 145 repair station license in accordance with applicable regulatory requirements and appropriate officially released documentation (e.g., ESO, AMM, etc.) from AA. Repair subcontractors may only be used with the prior written approval of American, with approval based solely on their ability to meet American’s published Quality Assurance Standards and obtain FAA repair station certification. In addition, Gogo agrees that the maintenance program will be designed such that routine maintenance can

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be provided within the footprint of American’s existing maintenance program and flight operations schedule. A detailed list of Equipment maintenance services provided by Gogo pursuant to the terms of this Agreement is set forth in Exhibit G. American agrees to provide Gogo such access to Retrofit A/C as is required to allow Gogo to perform routine maintenance consistent with the terms set forth in Exhibit G.

8.1.5.	Testing. [***].

8.2.	Connectivity Services.

8.2.1.	Pricing. The price to be paid by Users of the Connectivity Services, including without limitation prices for sessions, subscriptions, time-denominated usage and multi-session packages (the “User Fees”) will be determined by Gogo; provided, that in no event shall the standard User Fees (i.e., disregarding any promotions or Sponsorships) charged by Gogo on any Retrofit A/C be [***]. Gogo will be responsible for all User care, support and billing, as well as authentication, authorization, credit card processing and accounting related to the Connectivity Services.

8.2.2.	Alternate Pricing. In the event that: (1) [***]; or (2) AA can reasonably demonstrate a comparable negative impact on its business as a result of other pricing circumstances; then American in its discretion, by providing at least 45 days’ notice to Gogo at any time following the trigger event at which the triggering circumstances continue to be in effect, may direct that Gogo cut over to the model described below for all Retrofit A/C under this Agreement and the Existing Agreement. Upon such cutover, Connectivity Services will be provided to all passengers on all Retrofit A/C [***]. During the notice period, the parties will work together in good faith to develop and implement a cut over plan that includes a plan for ensuring continued quality of service notwithstanding anticipated increased usage. If the [***] service is only offered on a significant but targeted basis (e.g., international) but otherwise meets one of the criteria above, American, subject to the procedures described above, can direct Gogo to cut over on a targeted basis. For more localized or limited duration issues (e.g. [***] service to passengers in a premium cabin), the parties will jointly determine and implement a response intended to make American competitive.

Model.
Flight Length	Per Boarded Passenger Fee	[***] Megabyte (“MB”) Consumption/ Flight
<650 miles	$ [***]	[***] MB
650 – 1150 miles	$ [***]	[***] MB
1151 – 2250 miles	$ [***]	[***] MB
>2250 miles	$ [***]	[***] MB

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For each flight of a Retrofit A/C (it being agreed that a “flight” for purposes of this section means one takeoff and one landing) AA will pay Gogo (i) the applicable Per Boarded Passenger Fee for every passenger boarded on the flight and (ii) the per MB Usage Fees then in effect (as set forth in Section 11.4) for the amount by which the aggregate MBs used by passengers on such flight for Connectivity Services exceeds the applicable amount shown above under “[***] Megabyte Consumption/Flight.”

Following a cutover on a fleet-wide or targeted basis, American may in its discretion, upon 45 days’ notice to Gogo, direct Gogo to revert to the revenue share-based model in effect on the Effective Date.

8.3.	Service Levels. Gogo shall follow the steps outlined in the Service Failure Chart included in Exhibit J—Service Level Agreement that shall determine the levels of support provided to American in the event Connectivity Services do not perform at required levels.

8.4.	Third Party IFE Services. The parties’ agreements with respect to IFE integration are set forth in Exhibit O to this Agreement. This section does not apply to integration of operational applications or Third Party IFC on Retrofit A/C.

8.5.	IPTV. [***]

8.6.	Integration of IFC Systems. [***]

[***]

8.7.	Wireless Distribution of Content. The parties’ agreements with respect to Wireless Distribution of Content are set forth in Exhibit L to this Agreement.

8.8.

Compliance with Laws and Privacy Policy; Certification. Throughout the term of this Agreement, Gogo will (at its sole cost and expense) comply with all laws, rules and regulations, including without limitation CALEA (Communications Assistance for Law Enforcement Act), applicable to Connectivity Services, Ancillary Services and/or the System and shall obtain and maintain all required Certifications. Gogo will obtain any required Ku Certifications for each country in the Territory; provided, however, that if Gogo fails to obtain any such Ku Certification and the affected country is not a country in which Ku Connectivity Services are provided on any Retrofit A/C, Gogo shall not be deemed to be in breach of this contract by reason of such failure. A list of the countries in which any required Ku Certifications shall be obtained by Gogo has been prepared and is attached as Exhibit T. Notwithstanding anything to the contrary contained herein, if Gogo uses its best efforts to obtain Ku Certification in any country in the Territory and such country has not approved Ku-based in-flight connectivity services offered by any provider, such failure shall not be deemed to be a breach of this Agreement. Gogo undertakes no obligation to obtain any Ka-related Certifications until such time as the GX Technology Type is made available hereunder. American acknowledges that Gogo has provided to American copies of a certificate from Neustar Inc., Gogo’s third party advisor, as to Gogo’s CALEA compliance as of June 30, 2008. Throughout the term, Gogo will provide to American, as received, copies of other certificates, if any, issued by Neustar or any law enforcement agency or regulatory body regarding compliance with CALEA or other applicable laws, rules or regulations, including the Certifications, and will notify American, promptly upon receipt, of any suspensions, cancellations, revocations or withdrawals of any such certifications. Gogo represents and warrants to

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American that to the best of its knowledge and belief it is in material compliance with all such laws, rules and regulations. Notwithstanding anything to the contrary set forth in Section 9.5 of this Agreement, if at any time American has reasonable grounds to believe that Gogo does not have all required Certifications or otherwise is not in material compliance with all applicable laws, rules or regulations, including without limitation CALEA and any applicable international intercept laws, American may refuse to turn on Connectivity Services (if prior to Revenue Launch) on Retrofit A/C when operating in any affected country or cause Connectivity Services to be turned off (if after Revenue Launch) on all Retrofit A/C when operating in any affected country until such time as Gogo can demonstrate, to American’s reasonable satisfaction, that it has all such Certifications and otherwise is in material compliance. Gogo will also comply with the Privacy Policy that Gogo provides to Connectivity Services Users.

8.9.	Satellite Coverage. At the time of Revenue Launch, Gogo will provide 100% Ku satellite coverage to American in those regions shown on Exhibit Q. Satellite coverage will remain available throughout the Term in such regions and will include GX when commercially available and if selected by American as a Technology Type hereunder.

8.10.	Content Filtering. The content filtering services provided by Gogo to American under the Existing Agreement will be extended to the Retrofit I A/C without any additional charge to American. The parties’ agreements with respect thereto are set forth in Exhibit S.

8.11.	Compliance Matrix. Following the Effective Date, Gogo will review the compliance matrix that was submitted by Gogo in its response to AA’s RFP for the Retrofit A/C. Within 30 days following the Effective Date, Gogo will submit for AA’s review any items to which Gogo takes exception that are not superseded by any provision of this Agreement or any Exhibit hereto. Following AA’s review and any changes upon which the parties agree, the matrix will be attached to this Agreement as Exhibit U without further amendment or other action of the parties.

9.	AMERICAN OBLIGATIONS

9.1.	Fleet Availability. American agrees to make the Retrofit A/C available for installation of the Equipment, and testing and FAA certification of the Equipment and Connectivity Services, in accordance with the schedule and related terms set forth in the applicable exhibit to this Agreement, as such exhibit may be changed from time to time in accordance with the terms thereof or otherwise by mutual agreement.

9.2.	Installation. Whenever American elects to perform the installation of Equipment itself, American will be solely responsible for installing the Equipment on the American A/C in accordance in all material respects with the Documentation (the “Installation Guidelines”). Gogo shall not be responsible for any failures to the extent they arise out of or relate to a failure by American to strictly follow the Installation Guidelines, nor shall such failures give rise to any American rights to termination or damages under this Agreement.

9.3.	Compliance with Laws and Certification. American will comply and will reasonably assist Gogo in its compliance with all applicable laws and regulations, including without limitation CALEA. American will provide Gogo reasonable access to the Retrofit A/C and such assistance as Gogo reasonably requests to obtain and maintain FAA certification of the Equipment and Connectivity Services. American will comply with the Privacy Policy that it provides to passengers accessing the Portal.

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9.4.	Engineering. American Aircraft Engineering commitments will include: American obligations and assistance with respect to A/C drawings, data and information on A/C systems (that are not restricted intellectual property) and design-for-maintenance knowledge, as required by Gogo. American Aircraft Engineering will also work with Gogo to develop, and must approve, all installation designs and systems operational characteristics, to ensure they meet all airworthiness and American operational requirements.

9.5.	Connectivity Service Availability. American will make the Connectivity Service available to all passengers on board Certified Retrofit A/C on all commercial flights during such time period as American may make the Connectivity Service available in compliance with the Certification requirements. [***].

9.6.	Information Sharing. American will provide Gogo, on a weekly basis or as otherwise agreed, with such information regarding its ticketing, passengers, A/C, terminals, gates, flights and Load Factor as necessary for Gogo to perform its obligations (including the determination of Take Rates and revenue share and, if applicable, the number of boarded passengers) under this Agreement, and as Gogo reasonably requests to improve Take Rates, the Connectivity Service and revenue generation.

9.7.	Promotional Offerings. AA will have flexibility to strategically offer Connectivity Services, including without limitation via packages that bundle Connectivity Services with AA services and promotions to high value customers. In support of such flexibility the parties agree as follows:

9.7.1.	[***].

9.7.2.	[***].

9.7.3.	[***].

10.	PROJECT ADMINISTRATION

10.1.	Gogo Personnel. To help ensure a successful Program, for the Initial A320 Fleet, Gogo agrees to provide the appropriate resources throughout the Term, including a Program Manager, an Engineering Liaison and an Account Manager or equivalent position, at no additional charge to American. The Program Manager and/or Engineer must be self-sufficient and be able to act independently to review drawings, manuals, and other technical documents and initiate and manage changes to Gogo provided drawings, manuals, and technical documents with minimal involvement by American Aircraft Engineering.

10.1.1.

Program Manager. The Program Manager shall be responsible for Project scheduling and timeline management, serving as the liaison between American and Gogo teams, facilitating meetings (to include action item logs), acting as an initial point of contact and managing action items. In the event Gogo plans to

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replace the Program Manager, to the extent practicable, Gogo will provide American with two (2) weeks advance notice. The Program Manager will be solely dedicated to American through the later of July 15, 2014 or the first anniversary of EIS and at such times, if any, after that date as American reasonably requests based upon its belief that the status of the Project requires full time attention. American will provide Gogo with at least 30 days’ notice if it requests a dedicated Program Manager after the later of July 15, 2014 and the first anniversary of EIS.

10.1.2.	Engineering Liaison. The Engineering Liaison shall be responsible for the coordination of technical integration concerns between Gogo, American, and American designated third parties. The Engineering Liaison must be an engineer who is familiar with the technical aspects of the Equipment, Software, and System integration requirements. The Engineering Liaison must be directly accessible to American and/or American designated third parties.

10.1.3.	Account Manager. The Account Manager or equivalent position shall be responsible for the coordination of joint marketing activities and serve as the liaison between the Gogo and American marketing teams.

10.2.	Meetings. Upon American’s reasonable request, Gogo agrees to participate in those meetings with American, American Contractors and airframe manufacturers of which Gogo is given sufficient advance notice. Such meetings may include Technical Interchange Meetings (TIM), an Initial Technical Coordination Meeting (ITCM), a Preliminary Design Review (PDR), a Critical Design Review (CDR), Production Readiness Reviews (PRR), First Article Inspection(s) (FAI), Program Reviews and supplier conferences, and may be conducted face-to-face or by teleconference. Gogo will attend such meetings with the appropriate personnel. Unless otherwise required by American, Program Reviews will be held every month during the design, development, production, and installation of Gogo’s Equipment and Software. Appropriate Gogo and American executives will meet to review the Program on a quarterly basis.

10.3.	Usage Reports. Along with the revenue payments made to American, Gogo will provide usage reports (“Usage Reports”) in agreed-upon formats on a monthly basis. Such Usage Reports will include:

a)	or Connectivity Services: Take Rates by aircraft type, tail number, date and flight number (information by flight number will be provided via a report or a file), with a file containing additional details made available by Gogo to AA, and other information (including average data usage per session, daily and monthly passes sold on aa.com, inflight and on the Gogo ground website, average data usage consumed by whitelisted websites (it being understood that such metric is not anticipated to be available until the end of 2013), customer complaint data organized by issue and such additional information on which the parties mutually agree ); and

b)	for Content Services: Take Rates by aircraft type, tail number, date and flight number (information by flight number will be provided via a report or a file), with a file containing additional details made available by Gogo to AA, as well as customer complaint data organized by issue.

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American may from time to time request that Gogo provide more frequent Usage Reports or additional information if American deems it reasonably necessary; provided American provides Load Factors and other required information as frequently as needed for such Usage Reports or other information. American will consolidate requests to Gogo for data through a single point of contact to be identified by American. The parties will provide program reports (“Program Reports”) to one another on no less than a weekly basis to keep one another informed of the status of the Program in a timely manner. The parties will mutually agree upon the information to be included in, and format of, the Program Reports. Gogo will prepare and provide to AA a proposed monitoring solution (including a web-based portal with e-mail communication/alert capabilities), after which the parties will work together in good faith to implement a timetable under which Gogo will deliver such agreed upon solution by the end of 2013.

11.	REVENUE SHARE AND PAYMENT; OTHER FEES

11.1.	Revenue Share.

11.1.1.	Connectivity Revenue Share. [***].

11.1.2.	Portal Revenue. [***].

11.1.3.	Revenue from Ancillary Services. [***].

11.1.4.	Sponsorship Revenue. [***].

11.1.5.	Notwithstanding anything to the contrary contained herein, the provisions of Section 11.1.1 will not apply during any period in which the per boarded passenger model is in effect pursuant to Section 8.2.2.

11.2.	Affiliate Fee. [***]

11.3.	Service Fee. AA will pay Gogo the monthly service fee based on the Technology Type set forth below per Retrofit A/C throughout the Term (“Monthly Service Fee”):

[***]

11.4.	Usage Fees.

11.4.1.	Gogo Portal Control. [***].

11.4.2.	AA Portal Control. [***].

11.4.3.	[***]

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11.4.4.	Other. [***].

11.5.	Invoices and Payment.

11.5.1.	By American. Payment by American for Equipment shall be made net [***] from the date of issuance of Gogo’s invoice therefor, which shall not precede shipment of the Equipment. Gogo’s share of any Portal Revenue and revenue from Ancillary Services collected by American will be calculated on a calendar quarter basis and paid to Gogo within [***] of the end of the calendar quarter in which American collected such revenue. Payment by American for User Connectivity Sessions and any Services (such as Usage Fees) shall be made net [***] from the date of issuance of Gogo’s invoice therefor, which date shall be noted thereon. In the event that American in good faith disputes any invoiced amount(s), then within [***] following issuance of the invoice, American will notify Gogo in writing of the disputed amount(s) and submit payment for all undisputed amounts in accordance with this Section, and American’s nonpayment of such disputed amounts pending resolution will not constitute a breach by American of this Agreement. The unpaid disputed amount(s) will be resolved by mutual negotiations of the parties. Invoices to American hereunder shall be sent by Gogo using American’s electronic invoicing system. All amounts shall be payable in U.S. Dollars and paid via check to Gogo at the following address:

Gogo LLC

1250 N. Arlington Heights Rd., Suite 500

Itasca, IL 60143

Attn: Accounts Receivable

11.5.2.	By Gogo. The American Connectivity Revenue Share, American’s share of revenue from Ancillary Services collected by Gogo and the Affiliate Fee will be calculated and reported on a monthly basis and amounts owed thereunder will be paid to American within [***] of the end of the month in which Gogo collected the Connectivity Revenue and revenue as to which American’s share of revenue from Ancillary Services and the Affiliate Fee is payable. Revenue Share from Sponsorships and American’s share of any Portal Revenue collected by Gogo will be calculated on a calendar quarter basis and paid to American within [***] of the end of the calendar quarter in which Gogo collected such revenue. Invoices to Gogo for the American Revenue Share earned hereunder should be sent by American to the following address:

Gogo LLC

Attn: Accounts Receivable

1250 N. Arlington Heights Road, Suite 500

Itasca IL 60143

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All amounts shall be payable in U.S. Dollars and paid, either via credit or by wire transfer or electronic payment through the Automated Clearing House, to American’s depository bank at the following address:

American Airlines, Inc.

Disbursements Accounting

P.O. Box 582839

MD 78874158-2839

Tulsa, OK

11.6.	[***]

11.7.	Penalties. Except as specifically provided herein and subject to the provisions of Section 11.3 regarding disputed invoices, any fee, penalty, reimbursement or other sum payable hereunder will be due [***] from the date the amount is established and invoiced by the party entitled to payment (“Payee”) and submitted to the party responsible for paying (the “Payor”) and shall be payable in U.S. Dollars and, at Payee’s sole discretion, either via credit/check or wire transfer.

11.8.	Taxes. Gogo will be responsible for taxes or any other government charge imposed on the usage of Connectivity Services. American will be responsible for any tax or government charge imposed on the sale by Gogo of the Equipment and Software. Gogo will be responsible for any taxes associated with the shipping of the equipment for the Initial A320 Fleet and any Additional A/C.

11.9.	Audit.

11.9.1.

By American. Gogo shall keep full and accurate records of all orders, shipments, payments and invoices in connection with providing the Equipment, Software and Services, as well as such other documents and records as American shall reasonably require in order to audit Gogo’s compliance with this Agreement, and shall make such records available for audit until [***]; provided, however, that such auditor shall not be entitled to access to any information that Gogo may not disclose pursuant to confidentiality obligations to any third party. The audit, for purposes of certifying Gogo’s compliance with the terms of this Agreement, may be conducted no more than once every twelve months upon reasonable advance written notice and in a manner that minimizes disruption on Gogo’s business at American’s expense by (i) with respect to any audit of Gogo’s compliance with Section 11.6, a public accounting firm other than a firm that audits Gogo or American, which firm shall be appointed by American and approved by Gogo and (ii) with respect to audits of other matters, American’s internal audit staff or, at American’s election, a public accounting firm which firm shall be appointed by American and approved by Gogo. Any such audit firm or American employee shall agree, in a writing satisfactory to Gogo, to maintain the confidentiality of all information disclosed pursuant to such audit. Notwithstanding anything to the contrary contained herein, with respect to Gogo’s compliance with Section 11.6, American may cause an audit to be conducted if in any year Gogo fails to provide the certification required by Section 11.6 (in which case the expenses of such audit shall be borne by Gogo) or, if Gogo provides such certification, American has reason to doubt the

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accuracy of such certification (in which case the expenses will be borne by American if the audit confirms Gogo’s compliance and by Gogo if Gogo is found not to be in compliance) With respect to any audit of Section 11.6, the auditor shall, subject to appropriate confidentiality agreements, have access to information regarding Gogo’s arrangements with other airlines but the report delivered by such auditor to American shall be drafted in a way that preserves the anonymity of other Gogo airline partners.

11.9.2.	By Gogo. American shall keep full and accurate records related to Take Rates and installation and use of all Equipment, as well as such other documents and records as Gogo shall reasonably require in order to audit American’s compliance with this Agreement, and shall make such records available for annual audit by Gogo (at Gogo’s sole cost and expense), upon reasonable prior notice, during normal business hours at American’s facility(ies) where such records are located, [***]; provided, however, that Gogo shall not be entitled to access to any information that American may not disclose pursuant to confidentiality obligations to any third party. Subject to the same conditions, restrictions and limitations as set forth in the preceding sentence, Gogo will have the right to instead appoint, at its own expense, a public accounting firm appointed by Gogo and approved by American, to conduct an annual review of the take rates and installation and use of all Equipment and certify American’s compliance with the terms of this Agreement. Any such auditor or accounting firm shall execute American’s standard release form, shall strictly comply with American’s facility and workplace safety, security and other similar rules and regulations and shall also agree, in a writing satisfactory to American, to maintain the confidentiality of all information disclosed pursuant to such audit or review, and no such audit or review shall unreasonably interfere with American’s business or operations.

11.10.	No Deduction, Offset or Withholding. Except as specifically contemplated under this Agreement, each party will pay all amounts owed to the other party without any deduction, offset or withholding of any kind or nature or for any reason whatsoever.

12.	WARRANTY

12.1.	Each Party. Each party hereby represents and warrants to the other party the following:

12.1.1.	Such party is duly organized and validly existing and has the power and authority to execute and deliver, and to perform its obligations under, this Agreement, including, with respect to Gogo, the right to grant licenses and perform its services hereunder.

12.1.2.	Such party’s execution and delivery of this Agreement and performance of its obligations hereunder have been and remain duly authorized by all necessary action and do not contravene any provision of its certificate of incorporation or by-laws (or equivalent documents) or any law, regulation or contractual restriction binding on or affecting it or its property.

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12.1.3.	This Agreement is such party’s legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

12.2.	Gogo. Gogo warrants that:

12.2.1.	All Equipment and Software provided hereunder will, at the time of installation, comply with all applicable laws, rules and regulations, including without limitation, all Federal Aviation Administration (“FAA”) orders or regulations and those of any other United States regulatory agency or body having jurisdiction over the Equipment or Software.

12.2.2.	Except for the allegations described in Schedule 1 to this Agreement, to the best of its knowledge after reasonable inquiry, the Gogo Technology, including the Gogo Connectivity System, Equipment and Software, system interfaces and Connectivity Service, does not infringe a valid patent, copyright, trade secret, trademark or other proprietary or intellectual property of a third party. Gogo will keep AA apprised of material developments in the disputes described in Schedule I, inform AA of any new patent infringement claims brought against Gogo and respond to AA’s reasonable requests for information related thereto.

12.2.3.	Equipment and Software shall comply with all test requirements required by law or as otherwise agreed upon by the parties in accordance with the terms of this Agreement.

12.2.4.	All Equipment and Software (including Software either embedded in Equipment or specifically designed for use in or with such Equipment) provided hereunder shall (i) be free from any liens or encumbrances arising by, through or under Gogo, and (ii) be permanently marked with the manufacturing date.

12.2.5.	The cellular and wireless functionality associated with the Equipment are not designs that originated with American.

12.2.6.	The Services will be performed in a professional and workman-like manner consistent with industry standards.

12.2.7.	During the Warranty Period, the Equipment will function substantially in accordance with the Specifications and shall be free from defects in material, workmanship and design. As used herein, the term “Initial Warranty Period” means [***]. Following the Initial Warranty Period, AA agrees to pay Gogo [***]. The term “Warranty Period” means the Initial Warranty Period and any subsequent period in which American pays the required fees. Notwithstanding anything to the contrary contained herein, this warranty shall not apply to Equipment or Software that has been subject to misuse, neglect, accident or improper installation by American or an American supplier other than Gogo and its suppliers.

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12.3.	Services. Gogo shall follow the steps outlined in the Service Failure Chart included in Exhibit J which sets forth the levels of support provided to American in the event the Connectivity Service does not perform in accordance with the Service Levels detailed in Exhibit J. For all other Services, Gogo shall, as its sole obligation and American’s sole and exclusive remedy for any breach of the warranty set forth in Section 12.2.6, re-perform the Services which gave rise to the breach or, if it cannot cure the defect, refund the fees paid by American for the Services which gave rise to the breach; provided that American has notified Gogo in writing of the breach within thirty (30) days following American’s discovery of the defective Services, specifying the breach in reasonable detail.

12.4.	Disclaimer. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, IA/CLUDING WITHOUT LIMITATION THE WARRRANTIES SET FORTH IN SECTION 12.2, GOGO MAKES NO OTHER WARRANTIES, EXPRESS OR IMPLIED, IA/CLUDING WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, TITLE OR NONINFRINGEMENT WITH REGARD TO ANY EQUIPMENT, SERVICE OR MATERIALS PROVIDED UNDER THIS AGREEMENT.

13.	TERM AND TERMINATION

13.1.

Term. The term of this Agreement (the “Term”) will begin on the Effective Date and continue until the tenth (10th) anniversary of the Trigger Date. American may elect to terminate this Agreement in whole but not in part at any time following the [***] of the Trigger Date; provided that in consideration for lost revenues, Gogo’s revenue share for the [***]period prior to termination will be calculated and American will compensate Gogo for [***]). Gogo acknowledges that American may at any time Remove a Retrofit A/C, in which case this Agreement will terminate with respect to such A/C; provided, however, that if such Removal is anticipated to be temporary (e.g. as a result of a temporary shift of a Retrofit A/C to routes not in the Territory) American may elect not to terminate but to instead suspend providing Connectivity Services service on such A/C until the first to occur of (i) the date on which American elects to resume providing Connectivity Services service on such A/C or (ii) the date on which American elects to terminate this Agreement with respect to such A/C.

13.2.	Termination After Revenue Launch. American may elect to remove the Equipment from any Retrofit A/C if:

13.2.1.	Gogo breaches its obligations under the SLA for three consecutive months and fails to cure such breach within [***]following receipt of written notice of such breach;

13.2.2.	Beginning with date that is three months following the first Revenue Launch and continuing throughout the Term, the Take Rate measured on a [***]rolling average is less than [***]; provided, that in the [***]following the first Revenue Launch, the Take Rate shall be measured only with respect to Retrofit A/C while operated on routes that begin and end in the lower 48 continental United States; and provided, further, that American may not exercise such termination right unless American has substantially complied with the obligations set forth in Section 8.10 and Exhibit I.

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13.3.	Termination for Cause. Upon the occurrence of any Event of Default, the non-defaulting party shall be entitled to terminate this Agreement and, except as otherwise expressly provided herein, shall further be entitled to all other rights and remedies available to such party under this Agreement or applicable laws, which rights and remedies shall be cumulative and not exclusive. The following events shall constitute an “Event of Default” hereunder:

13.3.1.	If either party shall fail in the performance of any of its material obligations contained in this Agreement, which failure continues uncured for a period of thirty (30) days following written notice from the other party.

13.3.2.	If (i) American’s chapter 11 case (Case No. 11-15463) (jointly administered) (the “Chapter 11 Case”) is converted to a case under chapter 7 of title 11 of the United States Code (the “Bankruptcy Code”), (ii) any plan or reorganization confirmed in the Chapter 11 Case does not vest this agreement in reorganized American or (iii) subsequent to the effective date of any plan of reorganization in the Chapter 11 Case (the “Plan Effective Date”), American becomes a debtor under the Bankruptcy Code.

13.3.3.	If either party Gogo (with respect to American, after the Plan Effective Date) shall file a voluntary petition in bankruptcy, shall be adjudicated as a bankrupt or insolvent, shall file any petition or answer seeking any reorganization, composition, readjustment, liquidation or similar relief for itself under any present or future statute, law or regulation, shall seek, consent to or acquiesce in the appointment of any trustee, receiver or liquidator for itself, shall make any general assignment for the benefit of creditors or shall admit in writing its inability to pay its debts generally as they become due.

13.3.4.	If a petition shall be filed against either party (with respect to American, after the Plan Effective Date) seeking any reorganization, composition, readjustment, liquidation or similar relief for such party under any present or future statute, law or regulation, which petition shall remain undismissed or unstayed for an aggregate of thirty (30) days (whether or not consecutive), or if any trustee, receiver or liquidator of either party shall be appointed, which appointment shall remain unvacated or unstayed for an aggregate of thirty (30) days (whether or not consecutive).

13.3.5.	If any material representation or warranty made by either party herein or in any statement or certificate furnished or required hereunder or in connection with the execution and delivery hereof proves to have been untrue in any material respect as of the date of the making thereof.

13.4.

Termination Upon Goqo Change in Control. American shall have the right, exercisable in its sole discretion, to immediately terminate this Agreement upon a Change of Control of Gogo. For purposes of this section, a “Change of Control of Gogo” shall include: (a) the dissolution or liquidation of Gogo, (b) any reorganization, merger or consolidation of Gogo or its parent company, or any other transaction or series of transactions with one or more persons, corporations or other entities as a result of which ownership of [***] or more of the equity securities of Gogo or its parent company outstanding immediately prior to such transaction(s) is transferred to (i) a

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commercial airline other than American or (ii) an entity that generates [***] from the business of providing airline travel booking services or (b) the sale or agreement to sell substantially all of the assets of Gogo to one or more persons, corporations or other entities in any transaction or series of transactions as a result of which ownership of such assets is transferred to (i) a commercial airline other than American or (ii) an entity that generates [***] from the business of providing airline travel booking services. “Change of Control” does not include an initial public offering of the securities of Gogo or its parent company.

13.5.	Termination upon Material Technology Improvement. If at any time after the [***] of the Trigger Date (A) an in-flight connectivity services provider other than Gogo offers a connectivity service (B) that (i) provides a material improvement in connectivity functionality [***] or (ii) would produce demonstrable reductions in associated operating costs to American, which savings are not attainable using the Gogo System of one or more Technology Types as installed on Retrofit A/C, to a degree that would be material to American (such operating cost reductions being limited to cost reductions that are integral to or implicit or inherent in the new technology on which the competitive service is based (e.g., reduced weight and drag and resulting fuel cost reductions) (C) such that American reasonably believes that failing to offer such service to passengers would likely cause competitive harm to American [***] in the Territory, (D) the improved functionality, user experience or system performance or integral, implicit or inherent operating cost reductions are not available via Upgrade to another Technology Type available hereunder on the terms set forth above, (E) such competitive system is installed and in commercial operation on [***] and (F) American has completed sourcing processes with respect to the competitive offering sufficiently rigorous such that American has validated the functionality/experience/performance of and/or the demonstrable cost reductions that would be generated by the competitive service to its reasonable satisfaction and provide criteria to Gogo for its use in determining whether it wishes to submit a proposal as contemplated below, then American may provide written notice thereof (including such criteria) to Gogo. In such event, Gogo will have the opportunity to submit a proposal to provide such service to American, which proposal will include, without limitation, proposed terms regarding pricing, system functionality, associated operating costs and implementation dates, within [***] after receipt of such notice, and if Gogo timely submits such a proposal and American will in good faith consider such proposal. If American reasonably determines that Gogo’s proposal is at least as favorable as the competitor’s offering, this Agreement will be amended to incorporate such additional or replacement offering or functionality and the agreed upon terms. If Gogo declines or fails to submit a proposal to American within such [***], or if American reasonably determines that Gogo’s proposal is not as favorable as the competitor’s offering, then American may elect to terminate this Agreement with respect to Retrofit A/C of the affected Technology Type(s); provided, that American must make such election at the level of (i) [***] Equipment is installed, i.e., [***]. Such election must be made by providing at least [***] advance written notice thereof to Gogo, and in such event this Agreement will terminate as and to the extent and otherwise in accordance with American’s termination notice. Notwithstanding anything to the contrary contained herein, American shall not be required to provide to Gogo any information that American may not disclose pursuant to confidentiality obligations to any third party.

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13.6.	Effects of Termination. Upon the termination of this Agreement with respect to one or more Retrofit A/C, American will cease offering the Connectivity Services on such Retrofit A/C.

14.	INTELLECTUAL PROPERTY RIGHTS

14.1.	Ownership. American acknowledges and agrees that, as between the parties, Gogo is the owner of all right and title in and to the Gogo Technology and that all intellectual property rights, including copyrights, trade secrets and patent rights, embodied in the Specifications and the Equipment and Software shall be exclusively vested in Gogo. Gogo acknowledges and agrees that, as between the parties, American is the owner of all right and title in and to the American Technology.

14.2.	Trademark License. Each party grants the other party hereunder a limited, non-exclusive, non-transferable, royalty-free right and license for the Term to use that party’s trade name and logo and such of that party’s trademarks as are directly applicable to the Program (collectively, the “Marks”), solely for use by such other party for the purpose of such other party’s authorized joint marketing efforts with respect to the Program. Each party will comply with the other party’s trademark usage guidelines in using any Mark of the other party. Except as expressly authorized by this Agreement, neither party will make any use of the other party’s Marks in a manner that dilutes, tarnishes or blurs the value of the other party’s Marks.

14.3.	Third Party Infringement Claims.

a)	[***].

b)	[***].

c)	[***].

d)	[***].

e)	[***].

f)	[***].

g)	[***].

15.	CONFIDENTIALITY

American and Gogo have executed a Confidentiality Agreement (the “NDA”) dated October 15, 2007, the terms and conditions of which are incorporated by reference, and govern all use and disclosure of confidential information hereunder by and between the parties. In the event of conflicting provisions, the terms of this Agreement shall control. The disclosure period under the NDA will terminate on the later of (i) the date on which this Agreement terminates or expires and (ii) the date on which the Existing Agreement terminates or expires.

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16.	INDEMNITY

16.1.	By Gogo. Gogo hereby indemnifies and agrees to defend and hold harmless American, its parent company, subsidiaries and affiliates and their respective officers, directors, agents, representatives, contractors and employees (collectively herein the “American Indemnified Parties”), and each of them, from and against any and all claims, allegations, demands, actions, liabilities, damages, losses, expenses, suits, proceedings, assessments, fines, penalties and/or judgments (including without limitation all attorney’s fees, costs and expenses in connection therewith) or resulting from (a) the negligence, gross negligence, recklessness, bad faith, illegal act, misrepresentation or malicious or willful misconduct of Gogo or any of its officers, directors, agents, representatives, employees or contractors in connection with Gogo’s performance of or failure to perform this Agreement, (b) any, death of or injury to any Gogo employee, (c) any claim that the use by American of any Gogo Technology, including the Gogo Connectivity System, the Equipment or Software, system interfaces and Connectivity Services, pursuant to this Agreement infringes or misappropriates any patent, copyright, trade secret, trademark or other proprietary or intellectual property right, or (d) Gogo’s material breach of Section 8.8, 14.1 or 14.2 of this Agreement, Article 5 or 8 of Exhibit I to this Agreement or the NDA.

16.2.

Exclusions and By American. Notwithstanding anything herein to the contrary, Gogo’s indemnity obligation shall not apply to (i) any designs, specifications or modifications, subsequent to the design and specifications provided by Gogo at the time the Equipment is installed, originating with, or performed by, American or its contractors (other than Gogo), unless such modifications are necessary to make the Equipment or Software compatible with the A/C or its systems and are approved in advance by Gogo (which approval will not be unreasonably withheld), (ii) the combination by American or its contractors (other than Gogo), subsequent to the time the Equipment is installed, of the Equipment (including Software) with other equipment or software not supplied by Gogo, except equipment or software necessary to operate the A/C or its systems and approved in advance by Gogo (which approval will not be unreasonably withheld), (iii) misuse of the Equipment, Software or Connectivity Service by American or its contractors (other than Gogo), (iv) the negligence, gross negligence, recklessness, bad faith, illegal act, misrepresentation or malicious or willful misconduct of American or any of its officers, directors, agents, representatives, employees or contractors; provided, however, that such exclusion shall not extend to any liability to a third party alleging intellectual property infringement that results from American installing the Equipment and/or operating the System on any Retrofit A/C in accordance with the terms of this Agreement, (v) any issue caused by the failure of American or its contractors (other than Gogo) to follow the Installation Guidelines, (vi) Gogo’s implementation and operation, at American’s request, of a system that filters and/or blocks objectionable content (other than VOIP); provided, however, that the exclusion from indemnification described in this clause (vi) shall not extend to any claim, suit or demand arising out of Gogo’s failure to implement and operate the system in accordance with agreed-upon specifications, or (vii) American’s material breach of Section 9.3, 14.1 or 14.2 of this Agreement, Article 5 or 8 of Exhibit I to this Agreement or the NDA ((i)—[***]

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16.3.	Procedures. In the event a claim is made or suit is brought that is covered by either of the foregoing indemnities, the Indemnified Party shall give the party with the indemnity obligation (the “Indemnitor”) notice thereof promptly after becoming aware thereof. The Indemnitor shall assume all responsibility for such claim or suit, and the Indemnified Party shall provide reasonable assistance and cooperation during the defense of such claim or suit or compromise or settlement thereof. Notwithstanding the foregoing, the Indemnified Party’s consent, which shall not be unreasonably withheld, shall be obtained in the event any compromise or settlement under this Section: (a) includes a finding or admission of any violation of any law by the Indemnified Party or any violation of the rights of any person by the Indemnified Party; (b) has an effect on any claim held by or against the Indemnified Party; or (c) requires the payment of any money or the taking of any action by the Indemnified Party. The Indemnified Party shall have the right, but not the duty, at its own expense, to participate in the defense and/or compromise or settlement of such claim or suit with counsel of its own choosing without relieving the Indemnitor of any obligations hereunder.

16.4.

Remedies. If any infringement or misappropriation action falls within the indemnifications provided by Gogo to American in Section 16.1 and (a) Gogo is enjoined, either temporarily or permanently, from providing, manufacturing or delivering to American the Gogo Technology, including the Equipment, Software or Connectivity Services, or (b) American is enjoined„ either temporarily or permanently, from using the Gogo Technology, including Equipment, Software or Connectivity Services, or (c) American or Gogo is adjudged, in any final order of a court of competent jurisdiction from which no appeal is available, to have infringed upon or misappropriated any patent, copyright, trade secret, trademark or other proprietary or intellectual property right in the use of the Gogo Technology, including the Equipment, Software or Connectivity Services, or if Gogo settles or compromises any such action, then Gogo shall, at its expense, either (x) if not obtained as part of a settlement or compromise, obtain for American the right to continue using the Gogo Technology, including Equipment, Software and Connectivity Services, or (y) replace or modify the Gogo Technology, including the Equipment, Software or Connectivity Services, to the extent necessary so that it does not infringe upon or misappropriate such proprietary or intellectual property right and is free to be delivered to and used by American (which may be a requirement of a settlement or compromise); provided that following such replacement or modification the Gogo Technology is functionally equivalent to the Gogo Technology prior thereto, in either case within 120 days after the entry of such injunction or order or such settlement (subject to reasonable extension as may be reasonably required to obtain any required governmental approvals in respect of any such replacement or modification, which approvals Gogo shall pursue diligently and in good faith), failing which American may terminate this Agreement pursuant to Section 13.3.1, in which event Gogo shall be liable for all associated costs and expenses under this Agreement, including Deinstallation costs

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as contemplated by Section 5.3. SUBJECT TO SECTION 12.2.2 ABOVE, THIS SECTION 16 AND SECTION 14.3 SET FORTH THE ENTIRE OBLIGATION AND LIABILITY OF GOGO TO AMERICAN FOR INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS RELATED TO THE EQUIPMENT, SOFTWARE AND SERVICES PROVIDED UNDER THIS AGREEMENT.

17.	INSURANCE

17.1.	American Requirements. American agrees to keep in full force and effect and maintain at its sole cost and expense the following policies of insurance with the specified minimum limits of liability during the term of this Agreement:

17.1.1.	Comprehensive Aviation Liability Insurance, including personal injury, products and completed operations, war risk and allied perils and contractual liability in an amount not less than [***] combined single limit per occurrence (and in the aggregate with respects to products), which insurance may be provided by a combination of primary and umbrella coverages, covering all liability arising out of any bodily injury (including death of any person) and any damage to (including destruction of) property.

17.1.2.	Aircraft Hull Insurance covering loss or damage to Equipment once permanently installed on the A/C in an amount not less than the full replacement or repair cost of such Equipment. Such insurance shall include Gogo as loss payee solely as respects the value of the Equipment.

17.2.	Gogo Requirements. Throughout the term of this Agreement, and as otherwise specified below, Gogo shall maintain in full force, at its expense, the following insurance coverage with carriers reasonably acceptable to American:

17.2.1.	Aviation Products Liability/Completed Operations Liability Insurance, including contractual coverage, in an amount not less than U.S. [***] which insurance shall not be required to be procured until immediately prior to the first delivery of Equipment hereunder but shall be maintained for a period of five (5) years following the expiration or termination of this Agreement;

17.2.2.	Property Insurance covering all risks and covering all property in Gogo’s custody or control in an amount at least equal to the value of such property.

17.2.3.	Worker’s Compensation Insurance in the statutory amount(s) required by the State(s) where the Equipment and/or Software are manufactured and/or installed and/or Services are performed and Employer’s Liability Insurance in an amount not less than U.S. [***]. In lieu of Workers’ Compensation Insurance, Gogo may satisfy the requirements of this subsection by being a qualified self-insurer in such State(s).

17.3.	Policy Requirements. Each party shall have its insurer(s) provide annual certificates of insurance evidencing the coverages required herein commencing upon execution of this Agreement, and such insurance certificates shall also reflect that policy(ies) include the following special provisions:

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17.3.1.	The insurer(s) has(ve) accepted and insured the provisions of Section 16 (Indemnification) of this Agreement.

17.3.2.	The insurer(s) has(ve) waived any rights of subrogation it/they may or could have against any of the Indemnified Parties.

17.3.3.	Each such insurance coverage is and shall be primary without right of contribution from any insurance coverage carried by the Indemnified Parties.

17.3.4.	The insurer(s) will give at least thirty (30) days prior written notice to other party before any adverse change in the coverage of the policy(ies).

17.3.5.	No such insurance coverage shall be invalidated with respect to any of the Indemnified Parties by any action or inaction of the insure party.

17.3.6.	In the event that Gogo performs touch labor for any installations that are conducted at a location that is not a location at which American conducts acceptance checks, and if AA so requests, Gogo will use commercially reasonable efforts to obtain hanger keepers insurance on such terms and with such limits as AA reasonably requests.

18.	LIMITATION OF LIABILITY

18.1.	Limitation. WITHOUT LIMITING OR OTHERWISE IMPAIRING ANY SPECIFIC RIGHT OR REMEDY EXPRESSLY GRANTED OR RESERVED TO EITHER PARTY HEREIN, IA/CLUDING WITHOUT LIMITATION GOGO’S OBLIGATIONS UNDER SECTIONS 2.3, 3.2.6, 5.3, 6.6 AND 16.1 OF THIS AGREEMENT AND ITS OBLIGATION TO PAY LIQUIDATED DAMAGES UNDER SECTION 8.1.3.3 AND EXHIBIT F AND AMERICAN’S OBLIGATIONS UNDER SECTIONS 5.3, 13.1, 16.2, 20.16, 20.17 OF THIS AGREEMENT AND EXHIBIT R, IN NO EVENT SHALL GOGO OR AMERICAN BE LIABLE TO THE OTHER FOR ANY SPECIAL, IA/CIDENTAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR OTHER SIMILAR DAMAGES OF ANY KIND OR NATURE WHATSOEVER (IA/CLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF PROFITS OR BUSINESS INTERRUPTION ARISING OUT OF THE USE OF OR INABILITY TO USE ANY EQUIPMENT OR SOFTWARE DESCRIBED HEREIN EITHER SEPARATELY OR IN COMBINATION WITH ANY OTHER EQUIPMENT, SOFTWARE OR OTHER MATERIALS) SUFFERED OR IA/CURRED BY THE OTHER IN CONNECTION WITH THIS AGREEMENT, EVEN IF GOGO OR AMERICAN HAS BEEN ADVISED OF THE POSSIBILITY OR CERTAINTY OF SUCH DAMAGES.

FOR PURPOSES OF THIS AGREEMENT, IF AND TO THE EXTENT THAT GOGO AGREES (OR AMERICAN OBTAINS A FINAL, NON-APPEALABLE JUDGMENT FROM A COURT OR ARBITRATOR OF PROPER JURISDICTION) THAT PHYSICAL DAMAGE TO AN AMERICAN AIRCRAFT RESULTED OR AROSE FROM (i) GOGO’S NEGLIGEA/CE, (ii) WITH RESPECT TO THE SUBSEQUENT 737 FLEET AND ANY OTHER FLEET TYPE ON WHICH GOGO’S SUBCONTRACTOR INSTALLS THE EQUIPMENT, THE NEGLIGEA/CE OF SUCH CONTRACTOR OR (iii) A DEFECT IN THE CONNECTIVITY SERVICES SYSTEM CAUSED BY GOGO OR ITS SUPPLIERS OTHER THAN AMERICAN, SUCH

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DAMAGE SHALL BE CONSIDERED ACTUAL (AS OPPOSED TO SPECIAL, IA/CIDENTAL, INDIRECT OR CONSEQUENTIAL) DAMAGE, AND GOGO SHALL BE RESPONSIBLE FOR SUCH DAMAGE TO SUCH EXTENT (SUBJECT TO THE LIMITATION SET FORTH IN THE LAST SENTEA/CE OF THIS SECTION). TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE LIMITATIONS AND EXCLUSIONS SET FORTH IN THE FIRST AND LAST SENTEA/CES OF THIS SECTION WILL APPLY REGARDLESS OF WHETHER LIABILITY ARISES FROM BREACH OF CONTRACT, WARRANTY, TORT (EXCEPT TO THE EXTENT SUCH LIABILITY ARISES FROM WILFUL MISCONDUCT), BY OPERATION OF LAW OR OTHERWISE.

IN NO EVENT SHALL GOGO’S PER OCCURREA/CE LIABILITY FOR PHYSICAL DAMAGE TO AN AIRCRAFT AS DESCRIBED ABOVE EXCEED THE LESSER OF (i) THE FAIR MARKET VALUE OF THE AIRCRAFT IN QUESTION AND (ii) THE SUM OF (A) THE AGGREGATE AMOUNT PAID BY AMERICAN TO GOGO UNDER SECTION 3.3. OF THIS AGREEMENT AS IN EFFECT PRIOR TO THE AMENDMENT #1 EFFECTIVE DATE AND ANY COMPARABLE PROVISION THAT MAY BE SUBSEQUENTLY ADDED TO THIS AGREEMENT, (B) THE AGGREGATE AMOUNT OF GOGO’S SHARE OF ALL CONNECTIVITY, ADVERTISING AND OTHER REVENUE GENERATED UNDER THIS AGREEMENT IN THE TWELVE MONTHS PRECEDING THE EVENT THAT DAMAGES THE AIRCRAFT AND (C) THE AMOUNT OF AVAILABLE INSURAA/CE PROCEEDS WITH RESPECT TO SUCH NEGLIGEA/CE OR DEFECT.

NEITHER PARTY’S AGGREGATE LIABILITY TO THE OTHER FOR ACTUAL DAMAGES, OTHER THAN PHYSICAL DAMAGE TO AN AIRCRAFT, SUFFERED BY THE OTHER ARISING OUT OF OR RELATED TO ANY BREACH OR DEFAULT OF THIS AGREEMENT SHALL EXCEED THE GREATER OF (i) THE SUM OF (x) GOGO’S SHARE OF ALL CONNECTIVITY, PORTAL AND SPONSORSHIP REVENUE UNDER THIS AGREEMENT, (y) ALL OF GOGO’S EQUIPMENT, MAINTENAA/CE AND SERVICES (IA/CLUDING WITHOUT LIMITATION MONTHLY SERVICE FEES, STC PAYMENTS AND USAGE CHARGES REVENUE UNDER THIS AGREMENT AND (z) ALL OTHER SUMS PAID BY AA TO GOGO UNDER THIS AGREEMENT, IN EACH CASE IN THE TWELVE MONTHS PRECEDING SUCH BREACH OR DEFAULT AND (iv) THE AMOUNT OF AVAILABLE INSURAA/CE PROCEEDS WITH RESPECT TO SUCH BREACH OR DEFAULT.

18.2.	Exclusions. The limitation of liability in Section 18.1 shall not apply with respect to claims arising out of a breach of Section 8.8, 9.3, 14.1, 14.2 or 15 or Article 5 or 8 of Exhibit I or arising under Section 16. In addition, the limitation of liability in the last sentence of Section 18.1 shall not apply with respect to claims arising out of a breach of Section 5.3—“Deinstallation.”

18.3.	Equitable Relief. The limitations of liability set forth herein are not intended in any way to restrict either party’s right to seek injunctive or other equitable relief.

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19.	EXCUSABLE DELAYS

19.1.	Definition. Either party shall be excused from performance of its obligations hereunder, and shall not be liable to the other party for any direct, indirect, special, incidental, consequential or punitive damages suffered or incurred by the other party arising out of a total or partial failure to perform hereunder or delay in such performance, to the extent resulting directly from any event or occurrence beyond the reasonable control of the delayed party (collectively, “Excusable Delay”), including, without limitation, (i) acts of God, (ii) wars or acts of a public enemy, (iii) acts, failures to act or delays of the Governments of any state or political subdivision or any department or regulatory agency thereof or entity created thereby, including, without limitation, national aviation authorities, (iv) quotas or embargoes, (v) acts of sabotage, (vi) fires, floods or other natural catastrophes, or (vii) strikes, lockouts or other labor stoppages, slowdowns or disputes; provided, however, that such delay is not occasioned by the fault or negligence of the delayed party. Any Excusable Delay shall last only as long as the event remains beyond the control of the delayed party and only to the extent that it is the direct cause of the delay. By way of clarification, and without limiting the foregoing, any act, failure to act or delay described in clause (iii) of this section shall not be an Excusable Delay if and to the extent such act, failure to act or delay results from Gogo’s failure to comply with Exhibit F or any other schedule agreed upon by the parties. For the avoidance of doubt, a delay by any of Gogo’s subcontractors shall not be an Excusable Delay unless the subcontractor itself has experienced an Excusable Delay.

19.2.	Recourse. The delayed party shall notify the other party within a reasonable time after it discovers an Excusable Delay has occurred, in writing, specifying the cause of the delay and, to the extent known, estimating the duration of the delay. No delay shall be excused unless such written notice shall have been given as required by this section. If the Excusable Delay lasts in excess of ninety (90) days, the non-delayed party shall have the right to terminate this Agreement.

20.	GENERAL

20.1.	Independent Contractors. Gogo is an independent contractor of American, and personnel used or supplied by Gogo in performance of this Agreement shall be and remain employees or agents of Gogo and under no circumstances shall be considered employees or agents of American. Gogo shall have the sole responsibility for supervision and control of its personnel.

20.2.	Use of Subcontractors. Gogo shall provide an initial list of all major subcontractors utilized by Gogo for the manufacture of the Equipment, development of the Software and/or performance of the Services for American’s approval, which shall not be unreasonably withheld. After obtaining American’s approval of the initial list, Gogo will obtain American’s prior approval of any and all proposed changes thereto, which shall not be unreasonably withheld. American’s rejection of a subcontractor may result in delivery delays or additional costs, as negotiated by the parties in good faith. Nothing in this Agreement shall create any contractual relationship between American and any such subcontractor, and no subcontract shall relieve Gogo of its obligations hereunder should the subcontractor fail to perform in accordance with the provisions of this Agreement. American shall have no obligation to pay or to see to the payment of any money to any subcontractor. Gogo shall be solely responsible for the acts and omissions of the Gogo subcontractors, with which Gogo shall have entered into agreements that contain confidentiality provisions at least as protective as those set forth herein. Any breach by a Gogo subcontractor of any terms or conditions of this Agreement shall be deemed a breach by Gogo.

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20.3.	Notice. Any notice, demand or document that either party is required or otherwise desires to give or deliver to or make upon the other party hereunder shall be in writing and shall be (a) personally delivered, (b) deposited in the United States Mail, registered or certified, return receipt requested, with postage prepaid, (c) sent by overnight courier, or (d) sent by facsimile with confirmation of receipt, addressed as follows:

If to American: American Airlines, Inc.

2000 Eagle Parkway

Ft. Worth, TX 76177

ATTN: Managing Director, Aircraft Programs’ Procurement & Supply

Chain

Mail Drop 8250

Fax: (817) 224-0044

If to Gogo:       Attn: General Counsel

Gogo LLC

1250 N. Arlington Heights Road, Suite 500

Itasca IL 60143

Fax: (630) 285-0191

or to such other address as either party shall designate for itself by notice given to the other party as aforesaid. Any such notice, demand or document shall be deemed to be effective upon receipt of the same by the party to whom the same is addressed.

20.4.	Assignment. This Agreement shall inure to the benefit of and be binding upon each of the parties and their respective successors and assigns, but neither the rights nor the duties of either party under this Agreement may be voluntarily or involuntarily assigned or delegated, in whole or part, without the prior written consent of the other party, such consent not to be unreasonably withheld.

20.5.	Governing Law; Dispute Resolution. This Agreement shall be governed by and construed according to the internal laws of the State of New York without regard to conflicts of laws principles. Each party agrees to negotiate in good faith to resolve any dispute, claim or controversy arising out of or related to this Agreement. In the event the parties are unable to resolve the dispute within fifteen (15) days following the commencement of negotiations, each party shall escalate the dispute through the appropriate levels of management, up to and including the level of Chief Executive Officer at Gogo and Vice President-Procurement and Supply Chain or higher at American, until the resolution of the issue is achieved or the respective executives cannot agree to a resolution of the dispute. Unless otherwise agreed to by both parties, in no event shall the escalation process exceed thirty (30) days.

20.6.	Press Release/Publicity. Neither party hereto shall use the name or any trade name of or otherwise refer to the other party or any of its affiliates, directly or indirectly, in any advertisement, news release or professional or trade publication without receiving prior written approval from such other party.

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Confidential and Proprietary Information

20.7.	Savings Clause. If any provision of this Agreement is declared unlawful or unenforceable as a result of final administrative, legislative or judicial action, this Agreement shall be deemed to be amended to conform with the requirements of such action and all other provisions hereof shall remain in full force and effect.

20.8.	Waiver. No failure or delay by either party in requiring strict performance of any provision of this Agreement, no previous waiver or forbearance of any provision of this Agreement by either party and no course of dealing between the parties shall in any way be construed as a waiver or continuing waiver of any provision of this Agreement.

20.9.	Final Agreement. This Agreement constitutes and represents the final agreement between the parties as to the subject matter hereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no oral agreements between the parties. This Agreement may be amended in whole or in part only in a writing signed by both parties.

20.10.	Captions. The section headings herein are for convenience of reference only and are not intended to define or aid interpretation of the text hereof.

20.11.	Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which together shall constitute one and the same instrument, and if so executed in counterparts will be enforceable and effective upon the exchange of executed counterparts or the exchange of facsimile transmissions of executed counterparts.

20.12.	Survival. Notwithstanding anything herein to the contrary, any sections or portions of any sections of this Agreement (including the Exhibits hereto) that by their express terms survive, or by their nature should survive, expiration or termination of this Agreement shall survive such expiration or termination.

20.13.	Volume of Business Provisions. In light of American’s expressed intention, as of the date of this Agreement, to (under this Agreement and/or the Existing Agreement, and in each case commencing [***] and on each Measurement Date thereafter) either: (i) maintain a Cumulative Average Number of A/C in Service greater than or equal to [***] or (ii) offer Gogo connectivity services on American’s [***], then (x) Gogo shall pay to American an [***] beginning on [***] and on each [***] thereafter through [***] (y) the per MB charge payable by American under Section 8.2.2 and 11.4 above will be reduced from [***], decreasing by [***] per year beginning in [***] and continuing for the rest of the Term. Notwithstanding anything to the contrary contained herein, if on any Measurement Date the Cumulative Average Number of A/C in Service is less than [***] and Gogo connectivity services are not offered on American’s [***] fleet, the adjustments described in clauses (x) and (y) will terminate until the next Measurement Date on which the Cumulative Average Number of A/C in Service is at least [***] or Gogo connectivity services are offered on American’s [***].

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20.14.	Adjustments if Existing Agreement Rejected. In the event that AA rejects the Existing Agreement in the Chapter 11 case, Sections 7.2.2 (and any related provisions that go into effect upon AA assuming control of the Portal), 8.2.2 and 8.6 of this Agreement shall immediately cease to be of any force and effect. In the event that the per boarded passenger model is in effect at the time of such rejection, the parties shall revert to the revenue share model under a timetable determined by Gogo. With respect to the Portal and revenue share associated therewith, it shall revert to the model in place under the Existing Agreement prior to execution of this Agreement. American shall pay Gogo for the time and materials expended by Gogo for integration and development under Sections 7.2.2 and 8.6 prior to such rejection.

20.15.	AA Bankruptcy. Gogo acknowledges that American is a debtor in possession under Bankruptcy Code in the Chapter 11 Case. Gogo agrees that to the extent it has claims (as defined in the Bankruptcy Code) arising from goods provided or services performed prior to American’s petition date against American or any of its debtor affiliates in the Bankruptcy Cases, Gogo will not attempt to recover, collect, or assert any of those prepetition claims against American or any of its debtor affiliates in the Bankruptcy Cases other than by filing a general, unsecured proof of claim in the applicable Bankruptcy Case pursuant to the Bankruptcy Code. Further, American agrees and acknowledges that entry into this Agreement is in the ordinary course of its business.

20.16.	[***]

20.17.	Change in Technology Type. [***]

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IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date set forth below.

GOGO LLC		AMERICAN AIRLINES, INC.

By:	/s/ Michael J. Small	By:	/s/ John R. MacLean
Name:	Michael J. Small	Name:	John R. MacLean
Title:	President and CEO	Title:	V.P. Procurement & Supply Chain
Date:	9-14-2012	Date:	9-14-2012

American Airlines Inc. and Gogo LLC

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Exhibit A

Initial A320 Fleet, Initial Boeing 737 New Deliveries and Additional A/C

A319s

[***]

American Airlines Inc. and Gogo LLC

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A321Ts

[***]

A321Ss

[***]

B737s

[***]

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Exhibit B

Equipment and Lead Times

Lead time denotes the time required for Gogo to deliver a component to American (whether as part of an installation Shipset or as a replacement) following receipt of a purchase order from American (the “Lead Time”). When a provision of the Agreement or any Exhibit refers to the Lead Time of a Shipset, Lead Time shall mean the longest lead time listed below for any component included in such Shipset.

The lead time for delivery of Shipsets (without content loader) to American is [***], and with content loader is 30 weeks. The content loader applies only to aircraft for which AA has elected WDC.

1.	Installation Shipset

1.1	Table 1 of this Exhibit lists Ku+ATG-4 System Equipment, Lead Time, and quantity per Shipset. The Lead Time for a Ku+ATG-4 System Shipset is [***].

1.2	Table 1 of this Exhibit may be amended or supplemented from time to time for Technology Types other than Ku+ATG4.

[***]

Table 1: Installation Shipset

Ku+ATG-4 System

Part Number	Description	Lead Time	Quantity per Shipset
[***]

2.	Replacement Components

2.1	Pursuant to Section 12.2.7, American has elected to pay a periodic fee to extend Gogo’s warranty beyond the Initial Warranty Period. Therefore, replacement costs described in the Table 2 of this Exhibit are applicable only when the warranty does not apply pursuant to the last sentence of Section 12.2.7.

2.2	Table 2 of this Exhibit may be amended or supplemented from time to time for Technology Types other than ATG4 and Ku.

Table 2 — Replacement Components

ATG4

PART NUMBER	DESCRIPTION	AIRLINE REPLACEMENT COST	Lead Time
[***]

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Ku

PART NUMBER	DESCRIPTION	AIRLINE REPLACEMENT COST	Lead Time
[***]

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EXHIBIT C

SPECIFICATIONS

Gogo Weight and Power Specifications (August 2012)

Total Weights (lbs)*

System	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

*	Total weight includes the weight of the installation kit and LRUs

In-cabin Network (All Aircraft)

	LRUs	Qty	Weight (lbs)	System Weight	Width (in)	Height (in)	Depth (in)	Power Req.	Targeted MTBF
All Aircraft
1	[***]
2	[***]

Supporting Installation Hardware
3	[***]
4	[***]

Narrowbody Aircraft Only
5	[***]
6	[***]

Optional: All Aircraft
7	[***]
8	[***]
Total Weight In-cabin Network LRUS

ATG-4 Sub—System

	LRUs	Qty	Weight (lbs)	System Weight	Width (in)	Height (in)	Depth (in)	Power Req.	Targeted MTBF
ATG4 Connectivity Solution
1	[***]
2	[***]
3	[***]
4	[***]
5	[***]
Total Weight ATG-4 LRUs

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Ku-band Sub-System

	LRUs	Qty	Weight (lbs)	System Weight	Width (in)	Height (in)	Depth (in)	Power Req.	Targeted MTBF
Ku Connectivity Solution
1	[***]
2	[***]
3	[***]
4	[***]
5	[***]
Total Weight Ku LRUs

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EXHIBIT D

CHANGE REQUEST FORM

Master Change Proposal(MCP)         No.

Project

Project Stage

Subject of this MCP

This MCP is initiated by:

Reference Document(s)

Scope:

Assumption:

Work covered by this MCP:

Implementation Plan:

MCP Validation

Non-recurring Costs

Labor Rate Used: [ ]
[Work Type]	X [Labor Hours]	=	$
[Work Type]	X [Labor Hours]	=	$
[Work Type]	X [Labor Hours]	=	$

NRE Total			$

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Recurring Costs

Per Shipset	$

Total Shipsets	$

Total Recurring	$

Responsibility (%)

Supplier	%

American	%

Weight Impact

Per Shipset

Schedule Impact

If approved MCP is received by [date], the following schedule will apply.

Work Type

Work Type

Time to Perform Change

Impact to delivery

Service Bulletin:	Yes	No
Will a Service Bulletin be required?
(If yes) Completion Date

Change on new deliveries?

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Approved by Supplier (Vice President) Accepted by American:

Supplier Signature:     American Signature:

Date:         Date:

EXHIBIT E

PACKING LIST

To be completed following CDR.

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EXHIBIT F

INSTALLATION SCHEDULE, TRAINING AND SUPPORT FOR REVENUE LAUNCH

1.	Prototype A/C

1.1	[***].

1.2	[***]

1.3	[***].

1.4	[***].

1.5	[***].

2.	Production A/C 2 through 11

2.1	[***].

3.	If Gogo performs the touch labor and installation takes place on-site at an American location or as part of another AA modification program at an AA or AA’s third party location, American (or its third party) will provide the following at no charge to Gogo for both Prototype and Production Installations

•	Hangar space for the installation. Installation must be accomplished indoors.

•	Ground power unit (GPU)

•	Air compressor or access to shop air for multiple air hoses.

•	Means to work on top of the aircraft. IE cherry Picker, or hangar ceiling mounted fall protection etc.

•	Access to 60 Hz power to support multiple extension cords.

•	Entrance stairs

•	Office space for the crew

•	Internet Access

•	A secured storage space for technicians tool boxes, kit and free stock items.

Consumables like the sealant and paint will be covered on the bill of materials (BOM) as airline supplied and will be discussed during the design reviews.

4.	Engineering Services

Gogo will provide an engineering installation drawing package for installation on American’s airplanes consisting of all applicable install drawings and installation work instructions. In addition, Gogo will provide Continued Airworthiness documents which include at a minimum the documents listed in Section 3.11.2.

The System component placement and design will take the following into consideration:

•	Consistency of locations relative to all fleet types

•	Compliance with applicable FAA regulations and safety practices

•	Ease of installation

•	Minimum installation span time

•	Maintainability

•	Future system growth & expansion

•	Cost effectiveness

During the design phase Gogo will coordinate the following milestones with American:

•	Aircraft Audits

•	ITCM—Initial Technical Coordination Meeting

•	PDR—Preliminary Design Review

•	CDR—Critical Design Review

•	FDR—Final Design Review

5.	Certification Services

[***]

•	Operation of the system shall not affect pilot workload in emergency situations.

•	The Master RF power control limit or terminate the installed system transmitting capability

•	Identify and implement safeguards to prevent corruption of flight essential or critical data with any airplane avionics bus and the WLAN interface

•	The necessary ground and flight certification tests will be conducted to verify system operation and interference during all phases of flight.

The Prototype A/C installations will require a Ground Electronic Magnetic Interference (EMI), and Flight Test as part of the STC process.

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EXHIBIT G

MAINTENANCE SERVICES

[***]

Touch Labor:

[***]

Maintenance Locations and Gogo’s Maintenance Control Center (MCC):

[***]

Spares and Repair:

[***]

Gogo will provide the following reports periodically to American:

[***]

Gogo is evaluating and will make commercially reasonable efforts to provide the following information to American periodically:

[***]

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EXHIBIT H - 1

Ku + ATG SYSTEM DEFINITION DOCUMENTATION

Introduction

Gogo’s suite of connectivity solutions for international coverage includes a solution that uses Ku-band satellite link while in Satellite coverage area and Air-To-Ground (ATG) link while in ATG coverage area. This allows Gogo to provide full flight length internet service as well as various multimedia services for transcontinental flights.

High-level Overview of Components

[***]

ACPU: [***]

AACU: [***]

CWAP: [***]

CLD: [***]

VoIP Handset: [***]

[***]

ATG Coverage

[***]

Satellite Coverage

[***]

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EXHIBIT H - 2

SYSTEM DEFINITION DOCUMENTION (SDD) FOR ATG4

1.	Introduction

[***]

2.	High Level Overview

[***]

American Airlines Inc. and Gogo LLC

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ACPU: [***]

AACU: [***]

CWAP: [***]

ATG5000: [***]

Directional EV-DO Antennas: [***]

CLD: [***]

VoIP Handset: [***]

[***]

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EXHIBIT H — 3

SYSTEM DEFINITION DOCUMENTATION (SDD) FOR Ku ONLY

Scope

The Ku System Description Document shall provide a high level overview of the system functions for the airborne and terrestrial systems. If more detail is needed, please refer to the Applicable Documents section of the document. The goal of the document is to inform a technical audience of primary functions and their relative locations within the system.

Applicable Documents

The following documents form a part of this specification to the extent specified herein. Unless a specific issue or revision is listed, the referenced documents shall be of that issue or revision in effect on the data of this specification. In the event of a conflict between the documents referenced and the contents of this specification, the contents of this specification shall apply.

Government Documents

None

Federal Aviation Regulations (FAR’s)

CFR Title 14, Part 23	FAA Airworthiness Standards, Normal, Utility, Acrobatic and Commuter Category Airplanes
CFR Title 14, Part 25	FAA Code of Federal Regulations Aeronautics and Space Airworthiness Standards: Transport Category Airplanes Paragraph 25.853 through amendment 25-83 Paragraph 25.869 through amendment 25-72
FAA AC 25-16	Advisory Circular, Electrical Fault and Fire Prevention and Protection

Non-Government Documents

Standards

Table 1 IEEE, RFC and 3GPP2 Standard Reference.

Reference	Standard	Description
A	IEEE 802.1D-2004	IEEE Standard for Local and metropolitan area networks Media Access Control (MAC) Bridges
B	IEEE 802.1Q-2005	IEEE Standard for Local and metropolitan area networks Virtual Bridged Local Area Networks
C	IEEE 802.3-2005	Part 3: Carrier sense multiple access with collision detection (CSMA/CD) access method and physical layer specifications.

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Reference	Standard	Description
D	IEEE 802.11b
E	IEEE 802.11g
F	IEEE 802.11a
G	IEEE 802.11n
H	IEEE 802.11d	Regulatory domain
I	IEEE 802.11e	802.11 QoS
J	IEEE 802.11i	802.11 Security
K	ARINC-429 Part1-17	Mark 33 Digital Information Transfer System, Aeronautical Radio Inc.
L	ARINC 600-15	Air Transport Avionics Equipment Interfaces, Aeronautical Radio Inc.
M	RFC 791	Internet Protocol; September 1981
N	RFC 1034, 1034	DNS
O	RFC 1155	Structure and Identification of Management Information for TCP/IP; May 1990
P	RFC 1157	A Simple Network Management Protocol (SNMP); May 1990
Q
R	RFC 1213	MIB for Network Management of TCP/IP (MIB-II); March 1991
S	RFC 1305	NTPv3
T	RFC 1541, 1542	DHCP/Bootp
U	RFC 1631, 2663	NAT/NAPT
V	RFC 2068, 2263	SNMPv2, SNMPv3
W	RFC 2131	Dynamic Host Configuration Protocol; March 1997
X	RFC 2136	Dynamic DNS
Y	RFC 2460	Internet Protocol, Version 6 (IPv6) ; December 1998
Z	RFC 2464	Transmission of IPv6 Packets over Ethernet Networks; December 1998
AA	RFC 2474, 2475,	DiffServ, DSCP and PHB RFC.
2597, 3140, 3246
AB	RFC 2460, 2464	Radius
AC	RFC 4251	SSH
AD	cdma2000 Evaluation Methodology	http://www.3gpp2.org/Public_html/specs/C.R1002-0 v1.0_ 041221.pdf

Radio Technical Commission For Aeronautics

RTCA/DO-160EEnvironmental Conditions & Test Procedures for Airborne Equipment

Acronyms, Conventions and Glossary

ACMU	Antenna Communications with Modem Unit
AC	Advisory Circular
ACPU	Control Processor Unit (also known as ACPU/MS)
ARINC	Aeronautical Radio Inc.

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CFR	Code of Federal Regulations
CLI	Command Line Interface
CSMA/CD	Carrier sense multiple access with collision detection
CWAP	Cabin Wireless Access Point
DHCP	Dynamic Host Configuration Protocol
FAA	Federal Aviation Administration
FMU	Fuselage Mounted Unit
GB	Giga Byte
GHz	Giga Hertz
HTTP	Hyper Text Transfer Protocol
HPT	High Power Transceiver
Hz	Hertz
IEEE	Institute of Electrical and Electronics Engineers
IPv4	Internet Protocol version 4
IPv6	Internet Protocol version 6
Ku	Band is primarily used for satellite communications (12-18 Ghz).
LED	Light Emitting Diode
MAC	Media Access Control
MS	Media Server
LAN	Local Area Network
MCU	Modular Concept Unit
MIB	Management Information Base
MIL	Military
NWAP	802.11n Cabin Wireless Access Point
QoS	Quality of Service
RFC	Request For Comment
RTCA	Radio Technical Commission for Aeronautics
TBD	To Be Determined
TFTP	Trivial File Transfer Protocol
SNMP	Simple Network Management Protocol
USB	Universal Serial Bus
VAC	Volts Alternating Current
VGA	Video Graphics Array
VLAN	Virtual LAN
ANSI	American National Standards Institute
CFR	Code of Federal Regulatons
ESD	Electrostatic Discharge
FAA	Federal Aviation Administration
FAR	Federal Aviation Regulations
HALT	Highly Accelerated Life Testing
IPC	The Institute for Interconnecting and Packaging Electronic Circuits
MTBF	Mean Time Between Failures
PSD	Power Spectral Density
RH	Relative Humidity
RMS	Root Mean Squared
RTCA	Radio Technical Commission For Aeronautics
VDC	Volts Direct Current

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WAP	Wireless Access Point
NOC	Network Operations Center
PPP	Point to Point Protocol
PSTN	Public Switched Telephone Network
BTS	Base Transceiver Station

American Airlines Inc. and Gogo LLC

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System Design

Network Architecture

The Gogo Ku Satellite Broadband Service network architecture is shown in Figure 5. Logically, the network is comprised of an outer-network and an inner-network. The outer-network is made up of the air subsystem and the ground subsystem. The inner-network is made up of the Geosynchronous Ku satellite network that interconnects the air subsystem and the ground subsystem.

[***]

[***]

Ground Network Overview

[***]

(1)	Teleport and Ku Coverage 2013 [***].

(2)	DSC: [***].

(3)	Backhaul Facilities: [***].

(4)	Internet and PSTN Access, [***].

Aircraft Architecture Overview

[***]

System Structural View

The following diagram (Figure 5) provides different views of the air subsystem, interconnection of the main components, their locations, etc.

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EXHIBIT H-4

SYSTEM DEFINITION DOCUMENTATION (SDD) FOR GX

Acronyms, Conventions and Glossary

ACPU	ABS Control Processor Unit (also known as ACPU/MS)

ABS	Gogo Broadband Service

ARINC	Aeronautical Radio Inc.

CWAP	Cabin Wireless Access Point

CLD	Content Loader Device

DP	Distribution Partner

DSC	Data Switching Center

FAA	Federal Aviation Administration

FMU	Fuselage Mounted Unit

GX	Global Xpress ( Inmarsat’s Ka satellite service)

HPT	High Power Transceiver

Hz	Hertz

[***]

KRFU	Ka Radio band Frequency Unit

KANDU	Ka band Network Data Unit

LNA	Low Noise Amplifier

ModMan	Modem Manager

MS	Media Server

LAN	Local Area Network

NWAP	802.11 n Cabin Wireless Access Point

PSTN	Public Switched Telephone Network

VLAN	Virtual LAN

FAA	Federal Aviation Administration

FAR	Federal Aviation Regulations

VolP	Voice Over Internet Protocol.

WAP	Wireless Access Point

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1.	Introduction

The Purpose of this document is to provide you quick over view of various components of a Ku band based satellite system and services provided by Gogo. The Gogo services include Internet, voice, video etc. lnmarsat Ka Satellite system will be used for this and their service on Ka band goes by the term Global Xpress (GX). Hence forth GX and Ka terms are used interchangeably.

2.	Airborne System Overview

The figure shown below depicts the main airborne components of a [***].

[***]

[***]

3.	Satellite Coverage

[***]

4.	Gogo’s Network Architecture

[***]

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Exhibit I

Portal Guidelines

PORTAL, ADVERTISING AND CONTENT MANAGEMENT,

MARKETING ACTIVITIES

This document sets out the agreement of the parties with respect to: the marketing activities of the parties in connection with Gogo’s Services (defined in this Exhibit I as “ABS”), advertising and content on the Portal, certain training activities, and certain aspects of customer care. Any initial-capitalized terms that are not defined herein (in Section 11) are defined in the main Agreement. Section references refer to this Exhibit unless sections of the main Agreement are specifically referenced.

1.	Certain Supplier Obligations. Subject to the Restrictions, Limitations, Terms and Conditions of this Document:

1.1	Advertiser and Content Provider Relations. [***]

1.2	Format & Management of Content and Ads. [***]

1.3	Hosting & Infrastructure. [***]

1.4	Reporting. [***]

1.5	Customer Care and Billing. [***]

1.6	Approvals. [***]

1.7	Quarterly Reviews. [***]

1.8	Redesign of the Pages. [***]

2.	Certain American Obligations.

2.1	Advertiser and Content Provider Relations. [***]

2.2	Technical Support. [***]

2.3	Reporting. [***]

2.4	Approvals. [***]

3.	Display of Content and Ads.

3.1	Generally. [***]

3.2	Splash Page. This Section applies to the Splash Page only.

(a)	American Sections. Subject to the terms of this Exhibit and the rest of the Agreement, [***].

(b)	Phase I. [***]

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(c)	Phase II. [***]

(d)	Changes to Splash Page. [***]

3.3	Style Guidelines. [***]

3.4	Prohibited Material. [***]

3.5	Wireless Distribution of Content. [***]

3.6	Content Partners. [***]

3.7	Minor Portal Changes. [***]

3.8	Major Portal Changes. [***]

3.9	Mobile Portal. [***]

3.10	Remedies. [***]

4.	Portal Advertising.

4.1	Ad Space Value. [***]

4.2	Ad Space Allocation. [***]

4.3	Ad Revenue Shares.

(a)	Phase I. [***]

(b)	Phase II. [***]

4.4	Restricted Advertisers. [***]

4.5	Advertisement Management. [***]

5.	Data Ownership and Privacy.

5.1	American Data.

(a)	[***].

(b)	[***]

(c)	[***]

(d)	[***]

(e)	[***]

(f)	[***]

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5.2	Supplier Data. [***]

5.3	Data Privacy and Data Security. [***]

5.4	Remedies. [***]

6.	Marketing/PR Activities.

6.1	Joint Activities. [***]

6.2	Independent Activities. [***]

7.	Training/Familiarization Activities.

7.1	Flight attendants and Other American Front Line Employees.

(a)	[***]

(b)	[***]

(c)	[***]

8.	American and Supplier Marks.

8.1	Rights in Marks. Supplier acknowledges that the marks shown on Appendix 2A hereto are the property of American and the only marks owned by American that may be used by Supplier in marketing and promoting ABS (“American Marks”), and that upon expiration or termination of this Agreement, Supplier will immediately cease use of such marks. American acknowledges that the marks shown on Appendix 2B hereto are the property of Supplier and the only marks owned by Supplier that may be used by American in marketing and promoting ABS, and that upon expiration or termination of this Agreement, American will immediately cease use of such marks. From time to time, American will provide Supplier with limited access to the American Airlines Digital Asset Management System (“AADAMS”) at the www.aadams.com web site to obtain digital renditions of the American Marks. Except as expressly set forth in the Agreement, no right, property, license, permission or interest of any kind in or to the marks owned by either party is or is intended to be given or transferred to or acquired by the other party by the execution, performance or non-performance of this Agreement or any part hereof.

Each party agrees that it shall in no way contest or deny the validity of, or the right or title of the other party in or to its marks, and shall not encourage or assist others, directly or indirectly, to do so, during the lifetime of this Agreement and thereafter. Neither party will take actions that are adverse to the other party’s ownership rights in or to its marks, nor shall either party intentionally utilize the other party’s marks in any manner that would diminish their value or harm the reputation of the other party. Neither party shall use or register any domain name that is identical to or confusingly similar to any of the other party’s marks.

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Confidential and Proprietary Information

Supplier agrees that it shall not intentionally, without American’s prior written approval: (i) alter the American Marks in any way; (ii) use any partial American Marks or fragments thereof; (iii) display the American Marks without the appropriate trademark designation, as specified by American; (iv) superimpose any image or content upon the American Marks; (v) utilize the American Marks in any manner that would diminish their value or harm the reputation of American; or (vi) purchase, use, or register any domain names or keywords or search terms that are identical or similar to, or contain (in whole or in part), any of the American Marks.

8.2	Approval of Promotional Materials; Graphics Standards. Each party shall submit to the other party for review and approval, at least thirty (30) days prior to publication or use, the portion of any and all artwork, scripts, copy, advertising, promotional materials, direct mail, press releases, newsletters or other communications or any other publicity published or distributed by the first party (or at its direction or authorization) that uses any trademark, service mark, logo or trade name of the other party or any of its Affiliates (other than any text-only non-stylized names). All such promotional materials shall follow the style guidelines of the applicable party, including any requirements for disclaimers or tag lines indicating registered trademarks, and each party may modify its style guidelines from time to time in its sole discretion. The party from whom approval is requested will respond to the requesting party within ten (10) business days of the request, and approval with respect to uses of American Marks may be withheld in the sole discretion of American.

9.	American’s Marketing Channels.

9.1	Other Marketing. [***]

9.2	American’s Promotion of Supplier. [***]

10.	Dispute Resolution under this Exhibit.

[***]

11.	Definitions.

11.1	“Ad Revenue” [***]

11.2	“Ad Space” [***]

11.3	“Ad Space Value” [***]

11.4	“Advertiser” [***].

11.5	“American Data” [***]

11.6	“American Restricted Advertiser” [***]

11.7	“American Sections” [***]

11.8	“Content” [***]

American Airlines Inc. and Gogo LLC

Confidential and Proprietary Information

11.9	“Duplicative American Restricted Advertiser” [***]

11.10	“Internal Portal Page” means any Portal page excluding the Splash Page.

11.11	“Marquee Section” [***]

11.12	“Media Rate Card” [***]

11.13	“Minor Portal Changes” [***]

11.14	“ODD” means a passenger’s Itinerary origination city/airport and destination city/airport whether achieved through direct connection or through connecting city(ies)/airport(s).

11.15	“Phase I” means the period beginning on the first day of the Transcon Launch (as defined in the Existing Agreement) and ending on the earlier of: (a) [***].

11.16	“Phase II” means the period beginning on the date that Phase I ends and ending when the Agreement terminates or expires.

11.17	“Portal” [***].

11.18	“Prohibited Material” [***]

11.19	“Splash Page” means the first web page of the Portal that a User will see on her laptop when the User connects to the ABS on a Retrofit NC.

11.20	“Splash Page Remainder” means the total area of the Splash Page, with the leftmost tab open (assuming there are tabs on the redesigned Splash Page), less the area allocated for sign-in and registration for ABS.

11.21	“Supplier Data” [***]

11.22	“Supplier Restricted Advertiser” [***]

11.23	“Supplier User Data” [***]

11.24	“User” means any person who accesses or uses ABS on a Retrofit A/C.

11.25	“User Data” [***].

American Airlines Inc. and Gogo LLC

Confidential and Proprietary Information

Appendix 1: examples of Portal pages as of the Effective Date

American Airlines Inc. and Gogo LLC

Confidential and Proprietary Information

American Airlines Inc. and Gogo LLC

Confidential and Proprietary Information

American Airlines Inc. and Gogo LLC

Confidential and Proprietary Information

Appendix 2A: American Marks

Appendix 2B: Supplier Marks

American Airlines Inc. and Gogo LLC

Confidential and Proprietary Information

American Airlines Inc. and Gogo LLC

Confidential and Proprietary Information

Appendix 3A: American Restricted Advertisers

[***]

American Airlines Inc. and Gogo LLC

Confidential and Proprietary Information

Appendix 3B: Duplicative American Restricted Advertisers

[***]

American Airlines Inc. and Gogo LLC

Confidential and Proprietary Information

Appendix 4A: Supplier Restricted Advertisers

[***]

American Airlines Inc. and Gogo LLC

Confidential and Proprietary Information

Exhibit J

SERVICE LEVEL AGREEMENT (SLA)

This Service Level Agreement is provided by Gogo with respect to (i) the Third Amended and Restated In Flight Connectivity Services Agreement, dated September 13, 2012, between Gogo LLC and American Airlines, Inc. (the “Existing Agreement”) and (ii) the In Flight Connectivity Services Agreement, dated September 13, 2012, between Gogo LLC and American Airlines, Inc. (the “Subsequent Agreement”).

PART I – SERVICE DESCRIPTION

1.	GENERAL:

This Service Description provides the parties’ general objectives with respect to the Gogo Services to be provided under the Agreement and is not intended to create any obligations on the part of Gogo that are not contained in the body of the Agreement, Parts II and III of this Exhibit that follow the headings “Service Level Agreement” and “Customer Care” and other exhibits.

The service(s) enhances a passenger’s in-flight experience by allowing the user to access the internet, connect to a VPN, send email and use other internet services and on-board services. Additionally, the airline has the opportunity to maximize operational efficiency and develop ancillary revenue opportunities.

One objective is to provide Internet connectivity and services similar to a ground-based hot-spot environment, and to provide other onboard services to enhance the customer experience, using a customer PED. The aircraft architecture will provide wireless cabin access for passengers’ personal electronic devices that are enabled for wireless (802.11) operation only and no cellular wireless link to PEDs). Applications shall include, but are not limited to: email, instant messaging, VPN, Internet and cached Intranet. The following in-cabin wireless standards are to be supported: 802.11 a/g/n, however, this list can change based on the evolution in the wireless access technology.

Another objective is to provide Internet connectivity and services to the aircraft integrated seatback. Disparate supplier solutions, i.e. IFE and Connectivity, will be required to integrate to support a connectivity solution to the seatback. A clear demarcation point of responsibility will be defined in a detailed scope of work and a subsequent addendum to the supplier contracts as necessary.

List of expected and optional services:

•	Internet Connectivity (including ISP Services)

•	Optional: Wireless Distribution of Content or, Entertainment on Demand (Media stored on the onboard server; variants such as: GogoVision or GogoTV may be offered as different services)

•	Optional: IPTV

American Airlines Inc. and Gogo LLC

Confidential and Proprietary Information

The Gogo sub-system includes the following main components:

Common Aircraft Components to All Solutions

[***]

ATG

[***]

ATG4

[***]

Ku

[***]

ATG+Ku

[***]

ATG4+Ku

[***]

ATG+K4

[***]

The Gogo ground network consists of the following main elements:

[***]

[***]

2.	Gogo Responsibilities

2.1	[***]

2.2	[***]

2.3	[***]

2.4	[***]

2.5	[***]

2.6	Network Efficiency Techniques

American Airlines Inc. and Gogo LLC

Confidential and Proprietary Information

Gogo shall employ, by first Revenue Launch, a number of techniques to improve network efficiency that include, but are not limited to, the following:

2.6.1	[***]

2.6.2	[***]

2.6.3	[***]

2.6.4	Content filtering: Gogo shall support content filtering in accordance with Exhibit S to the Existing Agreement and the Subsequent Agreement.

2.6.5	[***]

2.7	[***]

2.7.1	[***]

2.7.2	[***]

2.8	[***]

2.8.1	[***]

2.8.2	[***]

2.8.3	[***]

2.9	[***]

2.9.1	[***]

2.10	[***]

2.11	Gogo shall, as an Internet Service Provider, provide the following capabilities in delivering the Service to American:

2.11.1	[***]

2.11.2	[***]

2.11.3	[***]

2.11.4	[***]

2.11.5	[***]

2.11.6	[***]

2.11.7	[***]

American Airlines Inc. and Gogo LLC

Confidential and Proprietary Information

3.	System Features and Functionalities

3.1	General

The System shall be fully integrated with any applicable on-board IFE System and shall provide the following:

3.1.1	[***]

3.1.2	[***]

3.1.3	[***]

3.1.4	[***]

3.1.5	The schedule and terms for implementing the foregoing applications shall be agreed between the parties.

3.1.6	[***]

3.1.7	[***]

[***]

3.2	[***]

3.2.1	[***]

3.3	[***]

3.3.1	[***]

3.3.2	[***]

3.3.3	[***]

American Airlines Inc. and Gogo LLC

Confidential and Proprietary Information

PART II – SERVICE LEVEL AGREEMENT

1.	This Part II – Service Level Agreement (SLA) defines the Service Availability, the Bandwidth and Performance Guarantees and the process for Problem Management as it relates to the Gogo Service. The Service Description Exhibit provides the service description, and the parameters associated with the Service, that shall be provided by Gogo to American. Any terms not otherwise defined herein shall have the meaning prescribed to them in the Agreement.

2.	GENERAL REQUIREMENTS:

[***]

3.	SCOPE

The scope of services are defined in this document regarding the in-service technical environment, support structure, system performance and the activities required to ensure that the service remains secure, reliable and operational as committed to under the Service Availability Commitment (Section 4) and the Bandwidth and Performance Guarantee (Section 5).

4.	SERVICE OBJECTIVE

The Service Objective is to 1) provide the passenger a consistently good Internet experience from sign-on to sign-off and 2) to provide a service that can support airline operational requirements that will allow American to operate more efficiently. The Service Objective is accomplished by ensuring that the comprehensive network(s) that support the service are maintained, managed and consistently healthy.

Gogo will provide an end-to-end/turnkey hardware and service solution allowing airline passengers and crew to use personal electronic devices (e.g. PC, PDA, PED) to conduct data communications in exactly the same manner as they do on the ground. Gogo will be responsible for the overall network architecture and all business/service relationships necessary to ensure seamless operation. It should also be pointed out that Gogo intends to design the system with feature modularity, allowing American Airlines to offer just those applications they deem most important to their customer base.

[***]

5.	SERVICE AVAILABILITY COMMITMENT

It is Gogo’s responsibility to ensure that the service, the network and the systems are up and available as set out in this document.

[***]

Definitions:

“Service Availability” is defined as the time that the network and system(s) are expected to be operational and available, taking into consideration the “Exclusions” as defined in Section 7 of the SLA.

American Airlines Inc. and Gogo LLC

Confidential and Proprietary Information

“Downtime” is defined as unexpected, or unscheduled, downtime or times when the service is expected to be available and is not.

5.1	Service Availability is measured using a hybrid model that consists of a “Fleet Model” and an “Aircraft Model”.

[***]

5.2	Process

[***]

5.3	[***].

5.4	[***]

5.5	[***]

[***]

Table 4.5.1

SLA: Availability and related penalties calculations and terms.

[***]

5.6	System Unavailability and Downtime Tracking

Downtime and system outages will be tracked using the following methodology:

5.6.1	[***]

5.6.2	[***]

5.6.3	[***]

5.6.4	[***]

5.7	Remedies

[***]

6.	System Performance Guarantee

[***]

7.	[***]

8.	Background & Excess Capacity Capability

American Airlines Inc. and Gogo LLC

Confidential and Proprietary Information

9.	[***]

10.	[***]

11.	Bandwidth and Performance

Bandwidth and performance guarantees ensure that Gogo is meeting commitments related to system performance and the customer experience. The following parameters are measured and reported per aircraft/tail number:

11.1	Measurable parameters for Internet Access

[***]

11.2	Process

[***]

12.	Network Latency and Metric

[***]

13.	[***]

14.	Packet Loss and Metric

14.1	[***]

14.2	[***]

[***]

14.3	Packet Loss Performance Remedy

Table 5.6 (below) provides the amount due American in the event that system performance guarantee service levels are not met.

[***]

14.4	Remedy Payments for Missed Performance Guarantees Service Availability

In the event that the Performance Guarantees are not maintained based on the metrics listed in section 5, then remedies shall be provided or settled between American and Gogo as agreed to in the Agreement.

15.	Capacity Modelling and Network Features

Gogo shall monitor the network in order to ensure that service level metrics are achieved. Gogo shall utilize a number of processes that are intended to deliver a high level of customer satisfaction.

American Airlines Inc. and Gogo LLC

Confidential and Proprietary Information

15.1	Capacity Modelling/Planning

15.2	[***]

15.3	Network Efficiency Techniques

15.4	In addition to the capacity modeling, Gogo shall employ a number of techniques to improve the user experience. They include, but are not limited to the following:

15.4.1	[***]

15.4.2	[***]

15.4.3	[***]

15.4.4	[***]

15.4.5	[***]

16.	Exclusions

[***]

17.	System Monitoring and Reporting

17.1	Reporting

[***]

17.2	[***]

17.3	Service Availability reporting via the Service Availability and Performance Dashboard

[***]

18.	Interruption Of Service

18.1	[***]

18.2	[***]

18.3	Satellite Out of Service

[***]

American Airlines Inc. and Gogo LLC

Confidential and Proprietary Information

PART III – CUSTOMER CARE

1.	General

During the term of the Existing Agreement and the Subsequent Agreement, as applicable, Gogo shall provide customer care services to American as set out in Section 2 below. In addition, Gogo shall provide the consumer customer care for the Service as set out in Section 3 below:

Problem Management Definitions

[***]

2.	Airline Customer Care

2.1	[***]

2.2	[***]

2.3	Problem Definition and Resolution

2.3.1	[***]

[***]

2.3.2	[***]

[***]

[***]

2.3.3	[***]

3.	Passenger Customer Care

3.1	The goal of good customer care is to ensure customer goodwill and repeated use of the Service. [***]

3.2	From the Purchase Path Page, Customers will also have access to the following information:

[***]

4.	Service Levels to customer requests

[***]

[***]

American Airlines Inc. and Gogo LLC

Confidential and Proprietary Information

Wi-Fi Packages

[***]

AA.com

[***]

American Airlines Inc. and Gogo LLC

Confidential and Proprietary Information

Exhibit K-2

Portal Statement of Work

[***]

American Airlines Inc. and Gogo LLC

Confidential and Proprietary Information

EXHIBIT L

WIRELESS DISTRIBUTION OF CONTENT

This Exhibit, which is incorporated by reference into and made a part of the Agreement, relates to Gogo’s development and implementation of an application, Wireless Distribution of Content (WDC) by which video content will be wirelessly distributed to passengers on Retrofit A/C who are equipped with Wi-Fi enabled laptop computers. This Exhibit is intended to set forth the parties’ respective rights and obligations with respect to wireless distribution of video content. Capitalized terms that are used and not otherwise defined in this Exhibit have the meanings ascribed thereto in the body of the Agreement. For the avoidance of doubt, except where the context of the Agreement otherwise requires, the WDC equipment, software and services described herein shall constitute Equipment, Software and Services, respectively, as such terms are defined in the Agreement. In the event of any inconsistency between this Exhibit L and any other provision of the Agreement, this Exhibit shall control. Section references refer to sections of this Exhibit unless sections of the body of the Agreement are specifically referenced.

1.	Definitions

The definitions below shall apply to the following terms as used herein:

1.1	“Content Provider” [***].

1.2	“Pass-Through Costs,” [***]

1.2.1	“Content Licensing Costs,” [***]

1.2.2	“Encoding Costs,” [***]

1.2.3	“Ground Delivery Costs,” [***]

1.2.4	“Content Loading Costs” [***]

1.2.5	“Transaction Costs” [***]

1.3	“Other Costs” [***]

1.3.1	“Operations Management Costs” [***]

1.3.2	“Preparation Costs” [***]

1.4	“Total Operating Costs” means, for any measurement period, the sum of Pass—Through Costs and Other Costs.

1.5	“Net Revenue” means, for any measurement period, Total Revenue less Total Operating Costs, [***]

1.6	“Total Revenue” [***]

American Airlines Inc. and Gogo LLC

Confidential and Proprietary Information

1.7	“Video Content” means movies, television shows and other digitized video (including promotional videos) made available to Users via WDC.

1.8	“Wireless Distribution of Content”, or “WDC” (aka “Gogo Vision”) is the Gogo product that delivers Video Content to Users on Retrofit A/C.

1.9	“WDC Advertising Revenue” [***]

2.	Scope

American may elect from time to time to have Gogo provide WDC on certain Retrofit A/C. In such event, Gogo will provide WDC on such Retrofit A/C as more fully set forth below.

3.	Term and Termination

3.1	Subject to American’s right of early termination as set forth below in this section, the term of WDC service will directly correspond to the term of the Agreement as set forth in Article 13 of the Agreement.

3.2	If Gogo breaches its obligations under the WDC SLA for three consecutive months and fails to cure such breach within [***] following receipt of written notice of such breach, American shall have the right to terminate WDC service and deinstall (or request that Gogo deinstall) the WDC hardware and software. [***]Notwithstanding anything to the contrary contained in Section 13.2.1 of the Agreement, the termination right described in this section 3.2 shall apply only to WDC service and related hardware and software and shall not extend to other Services or Equipment, it being understood that American shall have a termination right under Section 13.2.1 of the Agreement only if Gogo breaches the SLA with respect to Services other than WDC.

4.	Gogo Obligations

4.1	Gogo will create and deploy the AA content library. Gogo undertakes no obligation to upgrade the WDC software unless and to the extent such upgrade is required to maintain required performance levels under this Exhibit or Exhibit J.

5.	Installation and Testing

5.1	If American determines to purchase WDC for any Retrofit A/C, installation will be completed on such Retrofit A/C in substantial accordance with the schedule agreed upon by American and Gogo.

6.	WDC Revenue Share

6.1	[***]

7.	Cost to American

7.1	[***]

American Airlines Inc. and Gogo LLC

Confidential and Proprietary Information

8.	Advertising

8.1	Advertising, and other similar matters, related to WDC [***], and otherwise subject to, Exhibit I of the Agreement.

9.	Operating Costs

9.1	Gogo and American agree to utilize each other’s supply base where economically advantageous.

9.2	[***]

9.3	[***]

10.	Marketing

10.1	[***]

11.	SLA

11.1	Service Level Requirements for WDC will be subject to Exhibit J to the Agreement. In addition, Gogo will use commercially reasonable efforts to ensure that the service will meet the following WDC specific service levels and functionalities (such specific WDC-related levels and functionalities, together with any modifications agreed upon by the parties, being referred to herein as the “WDC SLA”), it being understood and agreed that the parties will assess performance and user satisfaction on at least an annual basis and agree in good faith on appropriate revisions to these goals.

Availability Measure

[***]

12.	Content

12.1	[***]

12.2	[***].

12.3	[***]

12.4	[***]

Subject to availability of sufficient capacity, American and Gogo each reserve the right to provide, at their own cost and expense, a limited number of videos solely to promote its core product, i.e. AA Milestones, Gogo, etc., for uploading to the WDC server subject to American’s approval under Section 13.1 (Content). Promotional videos must coincide with content refresh to aircraft or will be subjected to additional loading costs.

American Airlines Inc. and Gogo LLC

Confidential and Proprietary Information

EXHIBIT M

Example of Calculation of Revenue Share from Multi-Airline Products

[***]

American Airlines Inc. and Gogo LLC

Confidential and Proprietary Information

EXHIBIT N

SERVICES AND PRICING FOR AMERICAN OPERATIONAL USE

Gogo has granted American access to Gogo’s Air to Ground Link and/or the Satellite Link (individually, a “Link” and collectively, the “Links”) for the purposes of enabling other airline business applications (as defined below). Gogo will work with American to define and implement such other airline business applications as American desires to enable over either or both Links. As used herein, the term “Other Airline Business Applications” means applications used by American’s flight crew (other than as described in the following sentence), and ground crew that require connectivity, and shall not include any passenger-facing application or cabin crew operational application. For the avoidance of doubt, Other Airline Business Applications shall not include use by flight crew of Connectivity Services in accordance with and subject to the limitations contained in Section 11.4.3 of the Agreement.

Passenger-facing applications (e.g., IFE) and cabin crew operational applications (e.g., drink ordering) may utilize the in-cabin network and if such passenger applications require an off-board link, the data transfer is subject to the per MB charge outlined in Section 11.4.

In the event that American notifies Gogo that it wishes to use either Link for a defined Other Airline Business Application or passenger facing or cabin crew operational application (other than IFE as to which the terms have been negotiated and are set forth in the Agreement in Exhibit O thereto), American and Gogo will negotiate in good faith and reflect in an amendment to the Agreement (i) the desired operating and performance characteristics of the application, (ii) the integration services to be provided by Gogo in connection with the application, (iii) [***] (iv) such other terms specific to such applications as the parties agree upon.

Gogo will work with American and/or third party providers in good faith to integrate and test, to the extent necessary, other airline business applications on a timely basis and to provide such security as American reasonably requests; provided, however, that Gogo will not be obligated to increase the certification level of the System. If the normal operation of the Equipment would be negatively affected by the integration of any other airline business application, American and Gogo will work together in good faith to ensure that such conflicts are resolved.

In addition to the integration and testing described above, either Gogo or American may develop, independently, jointly or with third parties, other business applications that may be enabled over the link(s), although neither party has any obligation to do so. [***].

Gogo represents and warrants that the Links will have the ability to prioritize data transfer. American and Gogo will work together in good faith to assign priorities that meet American’s business requirements without (except as required for safety or medical emergencies) negatively impacting the passenger connectivity experience or Gogo’s ability to meet its service level obligations. Gogo will use commercially reasonable efforts to ensure that the delivery of data over the Links are consistent with the agreed-upon priority levels. If the priorities requested by American could impair Gogo’s ability to meet its obligations under the SLA, Gogo will, upon American’s request, work in good faith with American to revise the SLA; provided, however, that nothing in this Exhibit N or the Agreement will require Gogo to agree to or implement any prioritization of other airline business applications that, in Gogo’s reasonable judgment, could negatively impact the reputation of the Gogo brand or Gogo’s ability to meet its obligations under service level agreements with other airlines.

American Airlines Inc. and Gogo LLC

Confidential and Proprietary Information

In the event that Gogo or AA enter into a contract with a 3rd party for other airline business applications, the contracting party will ensure the 3rd party is in compliance with all applicable laws, rules, regulations and certifications. Gogo’s and American’s obligations with regard to compliance are outlined in Sections 8.8 and 9.3, respectively, of this Agreement.

American Airlines Inc. and Gogo LLC

Confidential and Proprietary Information

EXHIBIT O

IFE Integration

Gogo agrees to integrate with Third Party IFE Services in the Initial A320 and the Initial Boeing 737 New Deliveries and any Additional Aircraft that has the same IFE in the phases set forth below at no cost to AA.

American agrees and acknowledges that Gogo’s ability to perform such integration is dependent upon coordination and support from American and Third Party IFE Services providers.

The phases of IFE integration are as follows:

Phase 1 – [***]

Phase 2 – [***] require connectivity. Gogo will work in good faith with Third Party IFE supplier to ensure that the connectivity system will support the [***].

Phase 3 – [***].

Data transferred via the Links, from IFE system, will be subject to a charge as set forth in Section 11.4

Each party (Third Party IFE supplier and Gogo) will utilize separate in-cabin network for cabin distribution of passenger data; however, the Gogo Connectivity System in-cabin network may be utilized for crew related transmissions.

The scope of work for Phases, 2 and 3 items will be based on Connectivity Integration Requirements documents that will be derived from Exhibits P and P-1, with Gogo enabling connectivity to seatback system in coordination with Third Party IFE supplier. Any significant material change beyond the use cases shared by AA, will be negotiated between Gogo and AA.

American Airlines Inc. and Gogo LLC

Confidential and Proprietary Information

EXHIBIT O-1

Reserved

American Airlines Inc. and Gogo LLC

Confidential and Proprietary Information

EXHIBIT O-2

AA Phase II [***]

American Airlines [***]

July 11, 2012

Version 1.0

[***]

American Airlines Inc. and Gogo LLC

Confidential and Proprietary Information

1.	Customer Features and Applications

1.0.	System Functionality

1.0.0.	[***]

1.0.1.	[***]

1.1.	Applications Summary

	Phase I	Phase II

[***]	[***]	[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]

1.2.	Applications

1.2.0.	[***]

American Airlines Inc. and Gogo LLC

Confidential and Proprietary Information

1.3.	Interactive

1.3.0.	[***]

American Airlines Inc. and Gogo LLC

Confidential and Proprietary Information

1.3.1.	[***]

American Airlines Inc. and Gogo LLC

Confidential and Proprietary Information

1.4.	Information

[***]

American Airlines Inc. and Gogo LLC

Confidential and Proprietary Information

1.4.1.	[***]

American Airlines Inc. and Gogo LLC

Confidential and Proprietary Information

1.4.2.	[***]

American Airlines Inc. and Gogo LLC

Confidential and Proprietary Information

1.4.3.	[***]

American Airlines Inc. and Gogo LLC

Confidential and Proprietary Information

1.5.	Revenue Generation

1.5.0.	[***]

American Airlines Inc. and Gogo LLC

Confidential and Proprietary Information

1.5.1.	[***]

American Airlines Inc. and Gogo LLC

Confidential and Proprietary Information

1.5.2.	[***]

American Airlines Inc. and Gogo LLC

Confidential and Proprietary Information

1.5.3.	[***]

1.5.4.	[***]

American Airlines Inc. and Gogo LLC

Confidential and Proprietary Information

3.	Hardware Functionality

3.1.	Overall System Description

3.2.	Head end Network

3.2.0.	[***]

American Airlines Inc. and Gogo LLC

Confidential and Proprietary Information

3.2.1.	[***]

American Airlines Inc. and Gogo LLC

Confidential and Proprietary Information

3.3.	Reliability Data / Customer Usage Data Upload

3.3.0.	[***]

American Airlines Inc. and Gogo LLC

Confidential and Proprietary Information

3.3.1.	[***]

American Airlines Inc. and Gogo LLC

Confidential and Proprietary Information

3.3.2.	[***]

3.3.3.	[***]

American Airlines Inc. and Gogo LLC

Confidential and Proprietary Information

Exhibit A: Current Domestic Connectivity Product

Figure 7

American Airlines Inc. and Gogo LLC

Confidential and Proprietary Information

Figure 8

American Airlines Inc. and Gogo LLC

Confidential and Proprietary Information

Figure 9

American Airlines Inc. and Gogo LLC

Confidential and Proprietary Information

Figure 10

American Airlines Inc. and Gogo LLC

Confidential and Proprietary Information

Figure 11

American Airlines Inc. and Gogo LLC

Confidential and Proprietary Information

Figure 12

American Airlines Inc. and Gogo LLC

Confidential and Proprietary Information

Figure 13

American Airlines Inc. and Gogo LLC

Confidential and Proprietary Information

Exhibit O-3

AA Phase III [***]

American Airlines

Phase Ill IFE [***]

Personalization Integration Requirements

July 11, 2012

1.1.	Interactive

1.1.1.	[***]

American Airlines Inc. and Gogo LLC

Confidential and Proprietary Information

1.2.	Customer Relationship Management

1.2.1.	[***]

American Airlines Inc. and Gogo LLC

Confidential and Proprietary Information

1.2.2.	[***]

American Airlines Inc. and Gogo LLC

Confidential and Proprietary Information

1.2.3.	[***]

1.3.	Travel Manager

1.3.1.	[***]

1.3.2.	[***]

1.3.3.	[***]

1.3.4.	[***]

American Airlines Inc. and Gogo LLC

Confidential and Proprietary Information

1.3.5.	[***]

American Airlines Inc. and Gogo LLC

Confidential and Proprietary Information

EXHIBIT Q

SCOPE OF SATELLITE COVERAGE

American Airlines Inc. and Gogo LLC

Confidential and Proprietary Information

EXHIBIT R

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Gogo commits to developing an [***] for AA, including [***]. The pricing for such product shall be as follows:

Satellite/Transponder Cost:

American acknowledges that [***] will be supported by dedicated transponders. [***]

Content Cost:

[***].

Upon termination by American of [***], American shall be responsible for paying any ongoing Content fees that Gogo is committed to paying and cannot cancel or repurpose; provided that such fees shall not exceed the monthly cost that was payable by American immediately prior to such termination.

Tables 1 and 2:

Satellite Not-to-Exceed Pricing

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American Airlines Inc. and Gogo LLC

Confidential and Proprietary Information

EXHIBIT S

CONTENT FILTERING SERVICE

Content Filtering. Gogo has developed and will implement and maintain a content filtering system designed to block pornographic and offensive websites from being accessed via the Gogo Broadband Service by American’s passengers. The content filtering system will be available for all Retrofit A/C at Revenue Launch and will be maintained to perform as set forth in Section 5 below, as revised from time to time by mutual agreement of the Parties (the “Content Filtering Specifications”).

Disclaimers. Notwithstanding anything to the contrary contained herein or in the Content Filtering Specifications, Gogo shall not be required to block any URL if Gogo reasonably believes that such blocking could cause Gogo to violate the Communications Act of 1934, any rule or regulation promulgated by the Federal Communications Commission or any other law, rule or regulation applicable to Gogo or its business. American agrees and acknowledges that American is solely responsible for determining what websites will be blocked and for communicating to Gogo any request for configuration changes intended to block or permit access to particular websites at a future date. Gogo is unable to guarantee that the system will block all content that American deems inappropriate.

Fees. [***].

Term. The terms described in this Exhibit will take effect on the Effective Date and will continue until this Agreement terminates, provided that American continues to pay the monthly fee outlined in the Existing Agreement.

Content Filtering Specifications.

Overview

Gogo will provide a commercial grade content filtering system designed to block unlimited pornographic or other content deemed offensive by American. The system implements policies to control web activity and the applications that are often used to circumvent traditional security engines.

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Blocked Message

When a Gogo user attempts to view a pornographic website, the browser will present a screen that reads: “The page you are attempting to view is not available. It is the policy of the airline to prevent potentially inappropriate content from being displayed on your computer or device. Thank you for your understanding.”

URL Activity Reporting

Gogo will provide to American, on a monthly basis, a report that shows the websites that were blocked most frequently during the month and details the number of times a given website was blocked.

American Airlines Inc. and Gogo LLC

Confidential and Proprietary Information

Websites and content on the Internet are constantly changing. As websites and content are added or removed, the solution will automatically update on a daily basis to reflect such changes. Furthermore, as the Internet changes American may wish to modify its overall blocking strategy or approach. The Gogo system is highly flexible and can be configured in many different ways to reflect changes in the Internet and/or American’s policies and determinations regarding what constitutes inappropriate content. Gogo will continually monitor the effectiveness of the configuration and consult with American in an attempt to optimize both the effectiveness of the filtering and the Gogo user experience.

Conditions requested by American and agreed to by Gogo

American chooses to continue to block for pornography and nudity.

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American Airlines Inc. and Gogo LLC

Confidential and Proprietary Information

EXHIBIT T

LIST OF COUNTRIES AND ASSOCIATED Ku APPROVALS

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American Airlines Inc. and Gogo LLC

Confidential and Proprietary Information

Exhibit U

Compliance Matrix

American Airlines Inc. and Gogo LLC

Confidential and Proprietary Information

Schedule I

Third Party Infringement Claims

Gogo is aware of the following:

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American Airlines Inc. and Gogo LLC

Confidential and Proprietary Information